SL GREEN REALTY CORP.

SECOND QUARTER 2019 SUPPLEMENTAL DATA

June 30, 2019

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of June 30, 2019, the Company held interests in 96 Manhattan buildings totaling 46.0 million square feet. This included ownership interests in 27.2 million square feet in Manhattan buildings and 18.8 million square feet securing debt and preferred equity investments. In addition, the Company held ownership interests in 7 suburban properties comprised of 15 buildings totaling 2.3 million square feet in Brooklyn, Westchester County, and Connecticut.

•	SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.

•
SL Green maintains a website at https://slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s website.

•
This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplement that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.
Forward-looking statements contained in this supplemental financial package and related press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.
The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2019 that will be released on Form 10-Q to be filed on or before August 9, 2019.

Supplemental Information	2	Second Quarter 2019

TABLE OF CONTENTS

Supplemental Definitions	4

Highlights	5	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	18

Selected Financial Data	19	-	22

Debt Summary Schedule	23	-	24

Lease Liability Schedule	25

Debt and Preferred Equity Investments	26	-	28

Selected Property Data
Composition of Property Portfolio	29	-	34
Largest Tenants	35
Tenant Diversification	36
Leasing Activity Summary	37	-	40
Annual Lease Expirations	41	-	43

Summary of Real Estate Acquisition/Disposition Activity	44	-	48

Corporate Information	49

Non-GAAP Disclosures and Reconciliations	50

Analyst Coverage	53

Supplemental Information	3	Second Quarter 2019

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average corporate borrowing rate.  Capitalized Interest is a component of the book basis in a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting the acquisition of a property, which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, operating lease rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and amortization of acquired above and below-market leases, net from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve buildings to SLG’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured, at inception, as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense. On our balance sheets, financing leases include the amounts previously captioned "Properties under capital lease."
Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2018 were as follows:

Added to Same-Store in 2019:	Removed from Same-Store in 2019:
1515 Broadway	131-137 Spring Street (sold)
Worldwide Plaza	521 Fifth Avenue (sold)
55 West 46th Street - Tower 46
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.
Total square feet owned - The total square footage of properties either owned directly by SLG or in which SLG has a joint venture interest.

Supplemental Information	4	Second Quarter 2019

SECOND QUARTER 2019 HIGHLIGHTS Unaudited

New York, NY, July 17, 2019 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended June 30, 2019 of $161.1 million, or $1.94 per share, as compared to net income attributable to common stockholders of $103.6 million, or $1.19 per share, for the same quarter in 2018. Net income attributable to common stockholders for the three months ended June 30, 2019 includes $59.0 million, or $0.68 per share, of net gains recognized from the sale of real estate as compared to $57.2 million, or $0.62 per share, for the same period in 2018. Net income attributable to common stockholders for the second quarter of 2019 also included a non-cash fair value adjustment of $67.6 million, or $0.77 per share, related to the acquisition of 460 West 34th street.
The Company also reported net income attributable to common stockholders for the six months ended June 30, 2019 of $204.9 million, or $2.46 per share, as compared to net income attributable to common stockholders of $205.3 million, or $2.31 per share, for the same period in 2018. Net income attributable to common stockholders for the six months ended June 30, 2019 includes $75.1 million, or $0.86 per share, of net gains recognized from the sale of real estate as compared to $74.3 million, or $0.79 per share, for the same period in 2018.
The Company reported FFO for the quarter ended June 30, 2019 of $159.2 million, or $1.82 per share, as compared to FFO for the same period in 2018 of $155.6 million, or $1.69 per share. FFO for the second quarter of 2019 included $3.4 million, or $0.04 per share, of promote income from the sale of 521 Fifth Avenue.
The Company also reported FFO for the six months ended June 30, 2019 of $306.7 million, or $3.50 per share, as compared to FFO for the same period in 2018 of $313.3 million, or $3.34 per share.
All per share amounts in this press release are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended June 30, 2019, the Company reported consolidated revenues and operating income of $313.0 million and $166.4 million, respectively, compared to $301.1 million and $172.6 million, respectively, for the same period in 2018.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, decreased by 2.7% for the quarter ended June 30, 2019, but increased by 1.1% excluding lease termination income and free rent given to Viacom at 1515 Broadway.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, decreased by 2.8% for the six months ended June 30, 2019, but increased by 3.2% excluding lease termination income and free rent given to Viacom at 1515 Broadway.
During the second quarter, the Company signed 40 office leases in its Manhattan portfolio totaling 507,743 square feet. Twenty-nine leases comprising 362,568 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $75.11 per rentable square foot, representing a 54.3% increase over the previous fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the second quarter was 12.0 years, or 12.3 years including the office leases signed at One Vanderbilt, and average tenant concessions were 8.0 months of free rent with a tenant improvement allowance of $71.67 per rentable square foot.
During the first six months of 2019, the Company signed 72 office leases in its Manhattan portfolio totaling 915,645 square feet. Fifty-three leases comprising 596,850 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $73.95 per rentable square foot, representing a 30.5% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first six months of 2019 was 11.9 years, or 12.1 years including the office leases signed at One Vanderbilt, and average tenant concessions were 6.2 months of free rent with a tenant improvement allowance of $65.09 per rentable square foot.
Occupancy in the Company's Manhattan same-store portfolio was 95.2% as of June 30, 2019, inclusive of 274,272 square feet of leases signed but not yet commenced, as compared 96.0% at June 30, 2018.
During the second quarter, the Company signed 10 office leases in its Suburban portfolio totaling 77,712 square feet. Eight leases comprising 73,702 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $38.58 per rentable square foot, representing a 3.5% decrease over the previous fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the second quarter was 9.0 years and average tenant concessions were 8.0 months of free rent with a tenant improvement allowance of $13.06 per rentable square foot.
During the first six months of 2019, the Company signed 18 office leases in its Suburban portfolio totaling 110,682 square feet. Fifteen leases comprising 103,553 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $36.82 per rentable square foot, representing a 2.8% decrease over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the first six months of 2019 was 7.4 years and average tenant concessions were 6.6 months of free rent with a tenant improvement allowance of $11.21 per rentable square foot.
Occupancy in the Company's Suburban same-store portfolio was 90.0% as of June 30, 2019, as compared to 92.2% at June 30, 2018.
Significant leases that were signed in the second quarter included:

•	New lease with First Republic Bank for 211,521 square feet at 460 West 34th Street, for 15.0 years;

•	Renewal with Tribune Media Company and WPIX LLC for 101,658 square feet at 220 East 42nd Street, for 15.8 years;

•	Renewal with American Multi-Cinema, Inc. for 95,341 square feet at 315 West 33rd Street, known as The Olivia, for 15.3 years;

Supplemental Information	5	Second Quarter 2019

SECOND QUARTER 2019 HIGHLIGHTS Unaudited

•	Renewal with Skadden, Arps, Slate, Meagher & Flom LLP for 56,239 square feet at 360 Hamilton Avenue in White Plains, NY, for 10.8 years; and

•	New lease with Sentinel Capital Partners for 28,448 square feet at One Vanderbilt Avenue, for 15.0 years.
Investment Activity
During the first half of 2019, the Company repurchased 1.3 million shares of common stock under the previously announced $2.5 billion share repurchase plan, at an average price of $86.42 per share. To date, the Company has repurchased 19.4 million shares of its common stock and redeemed 0.4 million common units of its Operating Partnership, or OP units, at an average price of $97.96 per share under the program, saving the Company approximately $67.3 million of common dividends and distributions on an annualized basis.
In May, the Company, along with our joint venture partner, closed on the previously announced sale of 521 Fifth Avenue, at a sale price of $381.0 million. The transaction generated net proceeds to the Company of $106.0 million, inclusive of a $3.4 million promote, and the Company recognized a gain on sale of $60.9 million.
In May, the Company closed on the previously announced acquisition of a majority and controlling interest in 460 West 34th Street at a gross asset valuation of $440 million. After taking into account earlier investments made through the Company's Debt and Preferred Equity platform, the Company's blended average basis in the 20-story property, which will undergo a large scale redevelopment, was $528 per square foot as of the closing date.
In May, the Company closed on the acquisition of the remaining 10% interest in 110 Greene Street from our joint venture partner at a gross asset valuation of $256.5 million. The Company had acquired its 90% interest in the property in 2015 and now owns 100% of the asset.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio decreased to $2.26 billion at June 30, 2019, including $2.23 billion of investments at a weighted average current yield of 9.1% that are classified in the debt and preferred equity line item on the balance sheet, and investments aggregating $0.03 billion at a weighted average current yield of 6.6% that are included in other balance sheet line items for accounting purposes.
During the second quarter, the Company originated or acquired new subordinate debt and preferred equity investments totaling $136.2 million, of which $130.8 million was retained and $71.3 million was funded at a weighted average yield of 9.6%.
Financing Activity
In July, the Company closed on a $228.7 million mortgage financing of 360 Hamilton Avenue in White Plains, NY and 100, 200 and 500 Summit Lake Drive in Valhalla, New York. The new mortgage has a 3-year term, with two one-year extension options and bears interest at a floating rate of 2.79% per annum over LIBOR.
In May, the Company, along with its joint venture partners, closed on a $465.0 million construction facility for the redevelopment of 460 West 34th Street. The floating rate facility has a term of three years, with two one-year extension options and bears interest at an initial floating rate of 2.225% over LIBOR.
In May, the Company entered into an agreement to reduce the interest rate spread by 65 basis points on the Company's $200.0 million, 7-year term loan that matures in 2024. This reduction will be effective in November 2019 resulting in annualized interest savings of $1.3 million.
Dividends
In the second quarter of 2019, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.85 per share of common stock, which was paid on July 15, 2019 to shareholders of record on the close of business on June 28, 2019; and

•
$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period April 15, 2019 through and including July 14, 2019, which was paid on July 15, 2019 to shareholders of record on the close of business on June 28, 2019, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, July 18, 2019 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 8857713.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using passcode 8857713. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”.

Supplemental Information	6	Second Quarter 2019

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018

Earnings Per Share
Net income (loss) available to common stockholders - diluted	$1.94	$0.52	$(0.73)	$1.03	$1.19
Funds from operations (FFO) available to common stockholders - diluted	$1.82	$1.68	$1.61	$1.66	$1.69

Common Share Price & Dividends
Closing price at the end of the period	$80.37	$89.92	$79.08	$97.53	$100.53
Closing high price during period	$92.60	$93.47	$96.88	$105.86	$101.59
Closing low price during period	$79.59	$77.46	$77.63	$96.01	$94.27
Common dividend per share	$0.8500	$0.8500	$0.8500	$0.8125	$0.8125

FFO payout ratio (trailing 12 months)	49.7%	50.1%	49.7%	49.2%	49.9%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	87.3%	83.9%	86.8%	77.0%	82.6%

Common Shares & Units
Common shares outstanding	82,409	83,272	83,684	85,594	85,725
Units outstanding	4,259	4,261	4,131	4,601	4,700
Total common shares and units outstanding	86,668	87,533	87,815	90,195	90,425

Weighted average common shares and units outstanding - basic	87,231	87,646	88,187	90,209	91,882
Weighted average common shares and units outstanding - diluted	87,398	87,810	88,376	90,428	92,083

Market Capitalization
Market value of common equity	$6,965,507	$7,870,967	$6,944,410	$8,796,718	$9,090,425
Liquidation value of preferred equity/units	516,285	515,285	530,427	531,285	531,384
Consolidated debt	6,140,212	5,940,440	5,591,918	5,633,016	5,902,899
Consolidated market capitalization	$13,622,004	$14,326,692	$13,066,755	$14,961,019	$15,524,708
SLG share of unconsolidated JV debt	3,799,897	3,815,230	3,845,901	3,949,528	4,088,628
Market capitalization including SLG share of unconsolidated JVs	$17,421,901	$18,141,922	$16,912,656	$18,910,547	$19,613,336

Consolidated debt service coverage (trailing 12 months)	3.20x	3.10x	3.10x	3.13x	3.09x
Consolidated fixed charge coverage (trailing 12 months)	2.63x	2.57x	2.57x	2.60x	2.59x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.34x	2.30x	2.32x	2.39x	2.43x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.03x	2.00x	2.02x	2.08x	2.12x

Supplemental Information	7	Second Quarter 2019

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2019		3/31/2019	12/31/2018	9/30/2018	6/30/2018

Selected Balance Sheet Data
Real estate assets before depreciation	$9,550,222		$8,936,493	$8,513,935	$9,283,952	$9,294,349
Investments in unconsolidated joint ventures	$2,937,153		$3,055,368	$3,019,020	$3,070,825	$3,059,985
Debt and preferred equity investments	$2,228,912		$2,272,241	$2,099,393	$1,977,057	$2,168,515
Cash and cash equivalents	$148,978		$144,323	$129,475	$160,248	$287,240
Investment in marketable securities	$29,978		$29,406	$28,638	$28,538	$28,570

Total assets	$13,629,941		$13,385,774	$12,751,358	$13,455,002	$13,713,928

Fixed rate & hedged debt	$3,540,487		$3,542,126	$3,543,476	$3,506,466	$3,765,899
Variable rate debt	2,599,725	(1)	2,398,314	2,048,442	2,126,550	2,137,000
Total consolidated debt	$6,140,212		$5,940,440	$5,591,918	$5,633,016	$5,902,899
Deferred financing costs, net of amortization	(57,423)		(50,376)	(50,218)	(47,220)	(45,488)
Total consolidated debt, net	$6,082,789		$5,890,064	$5,541,700	$5,585,796	$5,857,411

Total liabilities	$7,062,331		$6,843,805	$6,115,271	$6,418,799	$6,683,877

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$5,781,333		$5,880,322	$5,884,452	$6,021,150	$6,282,993
Variable rate debt, including SLG share of unconsolidated JV debt	4,158,776	(1)	3,875,348	3,553,367	3,561,394	3,708,534
Total debt, including SLG share of unconsolidated JV debt	$9,940,109		$9,755,670	$9,437,819	$9,582,544	$9,991,527

Selected Operating Data
Property operating revenues	$244,959		$240,118	$247,519	$250,866	$238,421
Property operating expenses	(113,309)		(112,684)	(109,343)	(115,164)	(110,405)
Property NOI	$131,650		$127,434	$138,176	$135,702	$128,016
SLG share of unconsolidated JV Property NOI	78,472		80,635	79,578	77,389	88,042
Property NOI, including SLG share of unconsolidated JV Property NOI	$210,122		$208,069	$217,754	$213,091	$216,058
Investment income	51,618		50,031	57,952	48,977	49,273
Other income	16,447		14,106	11,565	7,702	13,422
Marketing general & administrative expenses	(25,480)		(25,979)	(26,030)	(20,594)	(22,479)
SLG share of investment income and other income from unconsolidated JVs	2,141		3,291	3,810	5,642	2,749
Income taxes	680		770	964	168	1,092
Transaction costs, including SLG share of unconsolidated JVs	(261)		(55)	(426)	(163)	(348)
Loan loss and other investment reserves, net of recoveries	—		—	(5,752)	(1,087)	—
Loss on early extinguishment of debt	—		—	(14,889)	(2,194)	—
EBITDAre	$255,267		$250,233	$244,948	$251,542	$259,767

(1) Does not reflect $1.3 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	8	Second Quarter 2019

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018

Selected Operating Data
Property operating revenues	$227,427	$222,780	$229,798	$234,173	$220,900
Property operating expenses	97,927	98,198	97,272	101,332	95,108
Property NOI	$129,500	$124,582	$132,526	$132,841	$125,792

Other income - consolidated	$4,493	$4,572	$1,453	$1,333	$912

SLG share of property NOI from unconsolidated JVs	$78,979	$80,636	$79,580	$77,393	$87,860

Portfolio Statistics
Consolidated office buildings in service	20	20	20	21	21
Unconsolidated office buildings in service	10	11	10	10	10
	30	31	30	31	31

Consolidated office buildings in service - square footage	12,387,091	12,387,091	12,387,091	12,756,091	12,756,091
Unconsolidated office buildings in service - square footage	11,216,183	11,676,183	11,329,183	11,491,164	11,491,164
	23,603,274	24,063,274	23,716,274	24,247,255	24,247,255

Same-Store office occupancy (consolidated + JVs)	94.1%	94.3%	94.5%	94.3%	93.7%
Same-Store office occupancy inclusive of leases signed not yet commenced	95.2%	95.8%	96.0%	96.1%	96.0%

Office Leasing Statistics
New leases commenced	25	25	33	27	45
Renewal leases commenced	7	10	11	11	9
Total office leases commenced	32	35	44	38	54

Commenced office square footage filling vacancy	74,425	132,241	60,961	412,540	52,599
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	279,649	270,602	294,886	137,808	352,935
Total office square footage commenced	354,074	402,843	355,847	550,348	405,534

Average starting cash rent psf - office leases commenced	$70.53	$69.38	$78.47	$69.09	$68.97
Previous escalated cash rent psf - office leases commenced (3)	$62.82	$67.90	$71.70	$66.03	$62.87
Increase in new cash rent over previously escalated cash rent (2) (3)	12.3%	2.2%	9.4%	4.6%	9.7%
Average lease term	11.5	11.0	6.8	21.1	7.4
Tenant concession packages psf	$79.94	$67.08	$43.57	$69.64	$37.56
Free rent months	7.1	5.7	4.9	5.8	2.7

(1) Property data includes operating office, retail, residential, development, and redevelopment properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	9	Second Quarter 2019

KEY FINANCIAL DATA Suburban Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018

Selected Operating Data
Property operating revenues	$16,933	$17,121	$17,707	$17,338	$19,679
Property operating expenses	8,598	8,807	8,153	9,480	11,039
Property NOI	$8,335	$8,314	$9,554	$7,858	$8,640

Other income - consolidated	$135	$117	$(588)	$(529)	$6,271

SLG share of property NOI from unconsolidated JVs	$—	$—	$—	$—	$177

Portfolio Statistics
Consolidated office buildings in service	13	13	13	13	19
Unconsolidated office buildings in service	—	—	—	—	—
	13	13	13	13	19

Consolidated office buildings in service - square footage	2,295,200	2,295,200	2,295,200	2,295,200	2,835,200
Unconsolidated office buildings in service - square footage	—	—	—	—	—
	2,295,200	2,295,200	2,295,200	2,295,200	2,835,200

Same-Store office occupancy (consolidated + JVs)	90.0%	90.4%	91.3%	91.6%	92.0%
Same-Store office occupancy inclusive of leases signed not yet commenced	90.0%	91.1%	91.8%	92.1%	92.2%

Office Leasing Statistics
New leases commenced	5	2	4	3	12
Renewal leases commenced	7	6	4	5	4
Total office leases commenced	12	8	8	8	16

Commenced office square footage filling vacancy	14,994	1,165	10,348	5,732	12,876
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	75,796	31,025	125,609	21,463	48,226
Total office square footage commenced	90,790	32,190	135,957	27,195	61,102

Average starting cash rent psf - office leases commenced	$38.59	$32.93	$26.17	$36.77	$35.85
Previous escalated cash rent psf - office leases commenced (3)	$39.87	$32.73	$27.79	$36.97	$37.26
(Decrease) increase in new cash rent over previously escalated cash rent (2) (3)	(3.2)%	0.6%	(5.8)%	(0.5)%	(3.8)%
Average lease term	8.6	4.5	7.5	2.5	6.4
Tenant concession packages psf	$14.27	$11.72	$24.73	$5.20	$18.87
Free rent months	7.8	3.5	6.9	1.0	4.2

(1) Property data includes operating office, retail, and development properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	Second Quarter 2019

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2019		3/31/2019	12/31/2018	9/30/2018	6/30/2018
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,929,496		$1,775,006	$1,774,899	$1,827,999	$1,893,047
Building and improvements	5,749,261		5,294,612	5,268,484	5,271,442	5,225,431
Building leasehold and improvements	1,427,225		1,423,282	1,423,107	1,427,381	1,423,994
Right of use asset - financing leases	47,445		47,445	47,445	47,445	47,445
Right of use asset - operating leases	396,795		396,148	—	—	—
	9,550,222		8,936,493	8,513,935	8,574,267	8,589,917
Less: accumulated depreciation	(2,217,013)		(2,154,075)	(2,099,137)	(2,049,338)	(1,994,696)
Net real estate	7,333,209		6,782,418	6,414,798	6,524,929	6,595,221

Other real estate investments:
Investment in unconsolidated joint ventures	2,937,153		3,055,368	3,019,020	3,070,825	3,059,985
Debt and preferred equity investments, net	2,228,912	(1)	2,272,241	2,099,393	1,977,057	2,168,515

Assets held for sale, net	—		—	—	696,069	593,995
Cash and cash equivalents	148,978		144,323	129,475	160,248	287,240
Restricted cash	92,169		151,388	149,638	98,344	92,740
Investment in marketable securities	29,978		29,406	28,638	28,538	28,570
Tenant and other receivables, net of $14,300 of cumulative charge-offs at 6/30/2019	38,270		47,829	41,589	44,614	47,482
Related party receivables	23,686		29,458	28,033	21,425	27,854
Deferred rents receivable, net of $13,798 of cumulative charge-offs at 6/30/2019	341,659		337,099	335,985	329,325	322,656
Deferred costs, net	220,572		211,615	209,110	202,500	198,941
Other assets	235,355		324,629	295,679	301,128	290,729

Total Assets	$13,629,941		$13,385,774	$12,751,358	$13,455,002	$13,713,928

(1) Excludes debt and preferred equity investments totaling $34.5 million with a weighted average current yield of 6.57% that are included in other balance sheet line items.

Supplemental Information	11	Second Quarter 2019

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Liabilities
Mortgages and other loans payable	$2,366,907	$2,046,906	$1,988,160	$2,339,030	$2,538,696
Unsecured term loans	1,500,000	1,500,000	1,500,000	1,500,000	1,500,000
Unsecured notes	1,503,305	1,503,534	1,503,758	1,503,986	1,404,203
Revolving credit facility	670,000	790,000	500,000	145,000	360,000
Deferred financing costs	(57,423)	(50,376)	(50,218)	(47,220)	(45,488)
Total debt, net of deferred financing costs	5,982,789	5,790,064	5,441,700	5,440,796	5,757,411
Accrued interest	25,564	28,930	23,154	27,211	26,104
Accounts payable and accrued expenses	133,473	111,899	147,061	141,082	140,739
Deferred revenue	122,941	102,598	94,453	110,283	95,756
Lease liability - financing leases	44,034	43,823	43,616	43,416	43,221
Lease liability - operating leases	387,602	389,857	—	—	—
Dividends and distributions payable	79,272	80,047	80,430	79,165	79,518
Security deposits	62,735	61,139	64,688	64,501	63,872
Liabilities related to assets held for sale	—	—	—	311,049	265,538
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	123,921	135,448	120,169	101,296	111,718
Total liabilities	7,062,331	6,843,805	6,115,271	6,418,799	6,683,877

Noncontrolling interest in operating partnership
(4,259 units outstanding) at 6/30/2019	401,824	412,361	387,805	467,743	486,610
Preferred units	286,285	285,285	300,427	301,285	301,385

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 83,464
issued and outstanding at 6/30/2019, including 1,055 shares held in treasury	835	843	847	867	868
Additional paid–in capital	4,451,209	4,492,581	4,508,685	4,602,650	4,601,608
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive income	(28,395)	(4,005)	15,108	36,299	32,622
Retained earnings	1,288,390	1,210,497	1,278,998	1,476,959	1,457,835
Total SL Green Realty Corp. stockholders' equity	5,809,922	5,797,799	5,901,521	6,214,658	6,190,816

Noncontrolling interest in other partnerships	69,579	46,524	46,334	52,517	51,240

Total equity	5,879,501	5,844,323	5,947,855	6,267,175	6,242,056

Total Liabilities and Equity	$13,629,941	$13,385,774	$12,751,358	$13,455,002	$13,713,928

Supplemental Information	12	Second Quarter 2019

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2019	2018	2019	2019	2018
Revenues
Rental revenue, net	$216,480	$211,369	$212,639	$429,119	$426,738
Escalation and reimbursement revenues	28,479	27,052	27,479	55,958	53,451
Investment income	51,618	49,273	50,031	101,649	94,563
Other income	16,447	13,422	14,106	30,553	28,059
Total Revenues, net	313,024	301,116	304,255	617,279	602,811

Equity in net (loss) income from unconsolidated joint ventures	(7,546)	4,702	(5,234)	(12,780)	8,738

Expenses
Operating expenses	58,317	56,237	57,698	116,015	116,019
Operating lease rent	8,298	8,846	8,298	16,596	17,154
Real estate taxes	46,694	45,322	46,688	93,382	90,983
Transaction related costs	261	348	55	316	510
Marketing, general and administrative	25,480	22,479	25,979	51,459	46,007
Total Operating Expenses	139,050	133,232	138,718	277,768	270,673

Operating Income	166,428	172,586	160,303	326,731	340,876

Interest expense, net of interest income	47,160	53,611	50,525	97,685	101,527
Amortization of deferred financing costs	2,712	3,546	2,742	5,454	7,083
Depreciation and amortization	69,461	67,914	68,343	137,804	137,302
Income from Continuing Operations (1)	47,095	47,515	38,693	85,788	94,964

(Loss) gain on sale of real estate	—	(14,790)	(1,049)	(1,049)	8,731
Equity in net gain on sale of joint venture interest / real estate	59,015	72,025	17,166	76,181	65,585
Purchase price and other fair value adjustments	67,631	11,149	(2,041)	65,590	60,442
Net Income	173,741	115,899	52,769	226,510	229,722

Net income attributable to noncontrolling interests	(6,172)	(5,759)	(2,515)	(8,687)	(11,229)
Dividends on preferred units	(2,729)	(2,847)	(2,724)	(5,453)	(5,696)

Net Income Attributable to SL Green Realty Corp	164,840	107,293	47,530	212,370	212,797

Dividends on perpetual preferred shares	(3,737)	(3,737)	(3,738)	(7,475)	(7,475)

Net Income Attributable to Common Stockholders	$161,103	$103,556	$43,792	$204,895	$205,322

Earnings per share - Net income per share (basic)	$1.94	$1.19	$0.52	$2.46	$2.31
Earnings per share - Net income per share (diluted)	$1.94	$1.19	$0.52	$2.46	$2.31
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	13	Second Quarter 2019

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2019	2018	2019	2019	2018
Funds from Operations
Net Income Attributable to Common Stockholders	$161,103	$103,556	$43,792	$204,895	$205,322

Depreciation and amortization	69,461	67,914	68,343	137,804	137,302
Unconsolidated JV depreciation and noncontrolling interests adjustments	49,903	47,308	47,625	97,528	95,314
Net income attributable to noncontrolling interests	6,172	5,759	2,515	8,687	11,229
Loss (gain) on sale of real estate	—	14,790	1,049	1,049	(8,731)
Equity in net gain on sale of joint venture property / real estate	(59,015)	(72,025)	(17,166)	(76,181)	(65,585)
Purchase price and other fair value adjustments	(67,631)	(11,149)	2,041	(65,590)	(60,442)
Non-real estate depreciation and amortization	(746)	(584)	(707)	(1,453)	(1,150)
Funds From Operations	$159,247	$155,569	$147,492	$306,739	$313,259

Funds From Operations - Basic per Share	$1.83	$1.69	$1.68	$3.51	$3.35

Funds From Operations - Diluted per Share	$1.82	$1.69	$1.68	$3.50	$3.34

Funds Available for Distribution
FFO	$159,247	$155,569	$147,492	$306,739	$313,259

Non real estate depreciation and amortization	746	584	707	1,453	1,150
Amortization of deferred financing costs	2,712	3,546	2,742	5,454	7,083
Non-cash deferred compensation	5,570	7,808	12,816	18,386	19,683
FAD adjustment for joint ventures	(29,320)	(23,073)	(22,765)	(52,085)	(39,823)
Straight-line rental income and other non cash adjustments	(8,121)	(5,675)	(4,595)	(12,716)	(12,605)
Second cycle tenant improvements	(19,248)	(19,862)	(8,421)	(27,669)	(25,648)
Second cycle leasing commissions	(4,945)	(4,320)	(7,010)	(11,955)	(8,299)
Revenue enhancing recurring CAPEX	(665)	(996)	(333)	(998)	(1,505)
Non-revenue enhancing recurring CAPEX	(15,323)	(7,746)	(8,384)	(23,707)	(12,274)
Reported Funds Available for Distribution	$90,653	$105,835	$112,249	$202,902	$241,021

First cycle tenant improvements	$1,388	$1,671	$360	$1,748	$2,987
First cycle leasing commissions	$8,965	$806	$5,069	$14,034	$988
Development costs	$5,257	$6,437	$4,655	$9,912	$9,413
Redevelopment costs	$12,898	$6,800	$6,113	$19,011	$26,001
Capitalized interest	$12,019	$7,594	$10,509	$22,528	$14,280

Supplemental Information	14	Second Quarter 2019

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income (Loss)	TOTAL

Balance at December 31, 2018	$221,932	$847	$4,508,685	$(124,049)	$1,278,998	$46,334	$15,108	$5,947,855

Net income					212,370	(1,900)		210,470
Acquisition of subsidiary interest from noncontrolling interest			(515)			(25,276)		(25,791)
Preferred dividends					(7,475)			(7,475)
Cash distributions declared ($1.70 per common share)					(140,377)			(140,377)
Cash distributions to noncontrolling interests						(271)		(271)
Other comprehensive loss - unrealized loss on derivative instruments							(32,681)	(32,681)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(12,096)	(12,096)
Other comprehensive gain - unrealized gain on marketable securities							1,274	1,274
DRSPP proceeds			263					263
Repurchases of common stock		(12)	(68,203)		(41,098)			(109,313)
Conversion of units of the Operating Partnership to common stock			446					446
Contributions to consolidated joint ventures						50,692		50,692
Reallocation of noncontrolling interests in the Operating Partnership					(14,028)			(14,028)
Deferred compensation plan and stock awards, net			10,533					10,533
Balance at June 30, 2019	$221,932	$835	$4,451,209	$(124,049)	$1,288,390	$69,579	$(28,395)	$5,879,501

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2018	83,683,847	4,130,579	—	87,814,426

YTD share activity	(1,274,563)	128,256	—	(1,146,307)
Share Count at June 30, 2019 - Basic	82,409,284	4,258,835	—	86,668,119

Weighting factor	731,998	37,243	168,448	937,689
Weighted Average Share Count at June 30, 2019 - Diluted	83,141,282	4,296,078	168,448	87,605,808

Supplemental Information	15	Second Quarter 2019

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	June 30, 2019		March 31, 2019		December 31, 2018

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,892,587	$1,880,967	$4,014,425	$1,937,418	$4,280,441	$2,053,968
Building and improvements	10,026,975	4,952,690	10,150,482	4,944,693	10,258,232	4,871,446
Building leasehold and improvements	394,503	200,176	394,722	200,287	394,587	200,220
Right of use asset - financing leases	634,822	321,864	634,663	321,783	420,770	212,697
Right of use asset - operating leases	236,519	116,376	236,519	116,376	—	—
	15,185,406	7,472,073	15,430,811	7,520,557	15,354,030	7,338,331
Less: accumulated depreciation	(1,034,345)	(459,917)	(1,067,859)	(458,371)	(1,006,357)	(419,771)
Net real estate	14,151,061	7,012,156	14,362,952	7,062,186	14,347,673	6,918,560

Cash and cash equivalents	217,981	109,455	225,382	117,440	214,934	106,340
Restricted cash	101,447	47,937	145,450	72,082	166,367	81,081
Debt and preferred equity investments, net	—	—	44,824	44,824	44,357	44,357
Tenant and other receivables, net of $8,559 of cumulative charge-offs at 6/30/2019, of which $4,290 is SLG share	40,699	15,469	56,346	26,345	36,041	13,058
Deferred rents receivable, net of $3,405 of cumulative charge-offs at 6/30/2019, of which $1,364 is SLG share	280,903	132,579	265,350	122,640	237,100	105,895
Deferred costs, net	175,521	97,512	176,920	96,081	179,368	96,915
Other assets	1,917,972	849,865	2,014,521	896,875	2,007,798	897,620
Total Assets	$16,885,584	$8,264,973	$17,291,745	$8,438,473	$17,233,638	$8,263,826

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $102,858 at 6/30/2019, of which $50,008 is SLG share	$8,591,391	$3,749,889	$8,760,333	$3,760,385	$8,950,622	$3,799,798
Accrued interest	28,360	11,573	29,839	12,399	27,343	11,594
Accounts payable and accrued expenses	224,112	118,010	265,314	143,048	234,222	127,482
Deferred revenue	1,558,660	692,369	1,620,437	720,421	1,660,838	732,505
Lease liability - financing leases	637,347	323,112	637,199	323,042	637,168	323,032
Lease liability - operating leases	263,255	129,016	264,609	129,706	—	—
Security deposits	26,989	10,034	33,820	12,680	34,007	12,190
Other liabilities	10,547	5,379	12,161	6,664	13,572	7,450
Equity	5,544,923	3,225,591	5,668,033	3,330,128	5,675,866	3,249,775
Total Liabilities and Equity	$16,885,584	$8,264,973	$17,291,745	$8,438,473	$17,233,638	$8,263,826

Supplemental Information	16	Second Quarter 2019

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	June 30, 2019		March 31, 2019		June 30, 2018

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$248,446	$108,310	$257,892	$111,732	$271,760	$117,214
Escalation and reimbursement revenues	36,451	17,017	39,044	18,258	38,371	18,128
Investment income	1,417	476	7,651	2,227	1,995	1,708
Other income	4,134	1,665	2,932	1,064	2,069	1,041
Total Revenues, net	$290,448	$127,468	$307,519	$133,281	$314,195	$138,091

Expenses
Operating expenses	$48,514	$20,683	$54,124	$22,856	$50,356	$21,167
Operating lease rent	6,234	3,026	5,901	2,860	4,457	2,137
Real estate taxes	51,987	23,146	54,236	23,639	55,838	23,996
Total Operating Expenses	$106,735	$46,855	$114,261	$49,355	$110,651	$47,300

Operating Income	$183,713	$80,613	$193,258	$83,926	$203,544	$90,791

Interest expense, net of interest income	$93,693	$38,281	$96,623	$39,407	$91,648	$36,670
Amortization of deferred financing costs	4,782	1,591	5,216	1,568	7,350	1,752
Depreciation and amortization	103,681	48,176	104,331	48,128	111,495	47,565
Net (Loss) Income	$(18,443)	$(7,435)	$(12,912)	$(5,177)	$(6,949)	$4,804

Real estate depreciation	103,392	48,120	104,042	48,071	111,202	47,508
FFO Contribution	$84,949	$40,685	$91,130	$42,894	$104,253	$52,312

FAD Adjustments:
Non real estate depreciation and amortization	$289	$56	$289	$57	$293	$57
Amortization of deferred financing costs	4,782	1,591	5,216	1,568	7,350	1,752
Straight-line rental income and other non-cash adjustments	(38,144)	(20,386)	(41,466)	(22,026)	(21,461)	(11,312)
Second cycle tenant improvement	(12,766)	(6,712)	(2,290)	(882)	(32,279)	(9,857)
Second cycle leasing commissions	(983)	(499)	(1,597)	(724)	(4,928)	(1,977)
Revenue enhancing recurring CAPEX	(1,054)	(368)	(232)	(95)	(1,169)	(232)
Non-revenue enhancing recurring CAPEX	(6,907)	(3,002)	(1,978)	(663)	(3,042)	(1,504)
Total FAD Adjustments	$(54,783)	$(29,320)	$(42,058)	$(22,765)	$(55,236)	$(23,073)

First cycle tenant improvement	$5,943	$3,106	$5,864	$1,979	$5,644	$2,049
First cycle leasing commissions	$133	$68	$245	$125	$2,760	$825
Development costs	$147,326	$104,617	$149,049	$105,840	$124,920	$52,878
Redevelopment costs	$5,115	$2,258	$(776)	$(624)	$9,384	$5,026
Capitalized interest	$5,571	$3,956	$4,929	$3,500	$12,448	$7,364

Supplemental Information	17	Second Quarter 2019

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Six Months Ended		Six Months Ended
	June 30, 2019		June 30, 2018

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$506,338	$220,042	$545,976	$233,899
Escalation and reimbursement revenues	75,495	35,275	77,826	36,423
Investment income	9,068	2,703	5,364	4,794
Other income	7,066	2,729	5,970	2,334
Total Revenues, net	$597,967	$260,749	$635,136	$277,450

Expenses
Operating expenses	$102,638	$43,539	$110,129	$45,127
Operating lease rent	12,135	5,886	8,850	4,243
Real estate taxes	106,223	46,785	112,865	48,109
Total Operating Expenses	$220,996	$96,210	$231,844	$97,479

Operating Income	$376,971	$164,539	$403,292	$179,971

Interest expense, net of interest income	$190,316	$77,688	$181,389	$72,450
Amortization of deferred financing costs	9,998	3,159	12,466	3,425
Depreciation and amortization	208,012	96,304	216,575	95,184
Net (Loss) income	$(31,355)	$(12,612)	$(7,138)	$8,912

Real estate depreciation	207,434	96,191	215,975	95,069
FFO Contribution	$176,079	$83,579	$208,837	$103,981

FAD Adjustments:
Non real estate depreciation and amortization	$578	$113	$600	$115
Amortization of deferred financing costs	9,998	3,159	12,466	3,425
Straight-line rental income and other non-cash adjustments	(79,609)	(42,412)	(45,450)	(23,740)
Second cycle tenant improvement	(15,056)	(7,594)	(46,285)	(14,785)
Second cycle leasing commissions	(2,580)	(1,223)	(8,478)	(2,848)
Revenue enhancing recurring CAPEX	(1,286)	(463)	(1,190)	(238)
Non-revenue enhancing recurring CAPEX	(8,885)	(3,665)	(3,643)	(1,752)
Total FAD Adjustments	$(96,840)	$(52,085)	$(91,980)	$(39,823)

First cycle tenant improvement	$11,807	$5,085	$59,044	$32,956
First cycle leasing commissions	$378	$193	$3,620	$911
Development costs	$296,375	$210,457	$238,179	$118,053
Redevelopment costs	$4,339	$1,634	$16,406	$9,199
Capitalized Interest	$10,500	$7,456	$24,779	$14,766

Supplemental Information	18	Second Quarter 2019

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2019	2018	2019	2019	2018

Net Operating Income (1)	$138,358	$133,478	$135,506	$273,863	$268,543
SLG share of property NOI from unconsolidated JVs	79,556	88,915	81,706	161,259	174,833
NOI including SLG share of unconsolidated JVs	$217,914	$222,393	$217,212	$435,122	$443,376
Partners' share of NOI - consolidated JVs	(488)	(415)	(764)	(997)	(1,061)
NOI - SLG share	$217,426	$221,978	$216,448	$434,125	$442,315

NOI, including SLG share of unconsolidated JVs	$217,914	$222,393	$217,212	$435,122	$443,376
Free rent (net of amortization)	(16,012)	(3,191)	(16,448)	(32,459)	(9,319)
Amortization of acquired above and below-market leases, net	(5,503)	(5,843)	(5,609)	(11,112)	(12,216)
Straight-line revenue adjustment	(4,615)	(4,862)	(5,056)	(9,672)	(9,827)
Straight-line tenant credit loss	18	(1,014)	2,737	2,754	(1,051)
Operating lease straight-line adjustment	988	1,053	972	1,960	1,993
Cash NOI, including SLG share of unconsolidated JVs	$192,790	$208,536	$193,808	$386,593	$412,956
Partners' share of cash NOI - consolidated JVs	(502)	(478)	(703)	(1,006)	(1,075)
Cash NOI - SLG share	$192,288	$208,058	$193,105	$385,587	$411,881

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended June 30, 2019		Six Months Ended June 30, 2019

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$184,302	$161,690	$364,110	$321,106
Suburban Operating Properties	7,930	7,591	15,895	15,718
Retail Operating Properties	13,251	12,072	26,799	24,281
Residential Operating Properties	8,073	7,959	16,087	15,786
Development/Redevelopment	1,967	1,100	3,833	2,099
Total Operating and Development	215,523	190,412	426,724	378,990
Property Dispositions	1,535	1,397	4,490	3,482
Other (2)	368	479	2,911	3,115
Total	$217,426	$192,288	$434,125	$385,587

(1) Portfolio composition consistent with property tables found on pages 29-32
(2) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company

Supplemental Information	19	Second Quarter 2019

SELECTED FINANCIAL DATA 2019 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2019	2018	%	2018	2019	2018	%
Revenues
	Rental revenue, net	$212,156	$205,618	3.2%	$208,542	$420,698	$410,261	2.5%
	Escalation & reimbursement revenues	27,952	26,343	6.1%	27,257	55,209	52,840	4.5%
	Other income	4,541	5,116	(11.2)%	595	5,137	9,018	(43.0)%
	Total Revenues	$244,649	$237,077	3.2%	$236,394	$481,044	$472,119	1.9%

Expenses
	Operating expenses	$51,461	$49,994	2.9%	$51,752	$103,212	$102,524	0.7%
	Operating lease rent	8,298	8,308	(0.1)%	8,298	16,596	16,616	(0.1)%
	Real estate taxes	46,078	44,257	4.1%	46,073	92,151	88,160	4.5%
		$105,837	$102,559	3.2%	$106,123	$211,959	$207,300	2.2%

	Operating Income	$138,812	$134,518	3.2%	$130,271	$269,085	$264,819	1.6%

	Interest expense & amortization of financing costs	$18,507	$27,340	(32.3)%	$18,394	$36,901	$54,330	(32.1)%
	Depreciation & amortization	62,032	62,078	(0.1)%	61,261	123,293	123,704	(0.3)%

	Income before noncontrolling interest	$58,273	$45,100	29.2%	$50,616	$108,891	$86,785	25.5%
Plus:	Real estate depreciation & amortization	61,969	62,011	(0.1)%	61,198	123,167	123,569	(0.3)%
	FFO Contribution	$120,242	$107,111	12.3%	$111,814	$232,058	$210,354	10.3%

Less:	Non–building revenue	196	4,747	(95.9)%	83	278	4,860	(94.3)%

Plus:	Interest expense & amortization of financing costs	18,507	27,340	(32.3)%	18,394	36,901	54,330	(32.1)%
	Non-real estate depreciation	63	67	(6.0)%	63	126	135	(6.7)%
	NOI	$138,616	$129,771	6.8%	$130,188	$268,807	$259,959	3.4%

Cash Adjustments
Less:	Free rent (net of amortization)	$6,078	$4,195	44.9%	$5,623	$11,700	$9,854	18.7%
	Straight-line revenue adjustment	(2,574)	(3,757)	(31.5)%	(2,673)	(5,246)	(7,356)	(28.7)%
	Amortization of acquired above and below-market leases, net	922	1,238	(25.5)%	946	1,868	2,921	(36.0)%
Plus:	Operating lease straight-line adjustment	514	524	(1.9)%	514	1,028	1,048	(1.9)%
	Straight-line tenant credit loss	17	(1,044)	(101.6)%	2,874	2,891	(1,082)	(367.2)%
	Cash NOI	$134,721	$127,575	5.6%	$129,680	$264,404	$254,506	3.9%

Operating Margins
	NOI to real estate revenue, net	56.7%	55.9%		55.1%	55.9%	55.6%
	Cash NOI to real estate revenue, net	55.1%	54.9%		54.9%	55.0%	54.5%

	NOI before operating lease rent/real estate revenue, net	60.1%	59.4%		58.6%	59.4%	59.2%
	Cash NOI before operating lease rent/real estate revenue, net	58.3%	58.3%		58.2%	58.2%	57.8%

Supplemental Information	20	Second Quarter 2019

SELECTED FINANCIAL DATA 2019 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2019	2018	%	2019	2019	2018	%
Revenues
	Rental revenue, net	$98,562	$100,706	(2.1)%	$99,544	$198,106	$199,412	(0.7)%
	Escalation & reimbursement revenues	16,302	17,008	(4.2)%	17,516	33,818	34,514	(2.0)%
	Other income	1,105	197	460.9%	565	1,670	696	139.9%
	Total Revenues	$115,969	$117,911	(1.6)%	$117,625	$233,594	$234,622	(0.4)%

Expenses
	Operating expenses	$19,224	$19,064	0.8%	$20,813	$40,038	$40,474	(1.1)%
	Operating lease rent	1,937	1,952	—%	1,921	3,859	3,871	—%
	Real estate taxes	21,086	21,344	(1.2)%	21,090	42,176	42,706	(1.2)%
		$42,247	$42,360	(0.3)%	$43,824	$86,073	$87,051	(1.1)%

	Operating Income	$73,722	$75,551	(2.4)%	$73,801	$147,521	$147,571	—%

	Interest expense & amortization of financing costs	$34,783	$33,405	4.1%	$35,000	$69,783	$65,489	6.6%
	Depreciation & amortization	42,174	42,489	(0.7)%	41,221	83,395	83,358	—%

	Loss before noncontrolling interest	$(3,235)	$(343)	843.1%	$(2,420)	$(5,657)	$(1,276)	343.3%
Plus:	Real estate depreciation & amortization	42,117	42,433	(0.7)%	41,164	83,282	83,246	—%
	FFO Contribution	$38,882	$42,090	(7.6)%	$38,744	$77,625	$81,970	(5.3)%

Less:	Non–building revenue	649	152	327.0%	206	855	345	147.8%

Plus:	Interest expense & amortization of financing costs	34,783	33,405	4.1%	35,000	69,783	65,489	6.6%
	Non-real estate depreciation	57	56	—%	57	113	112	0.9%
	NOI	$73,073	$75,399	(3.1)%	$73,595	$146,666	$147,226	(0.4)%

Cash Adjustments
Less:	Free rent (net of amortization)	$9,815	$(992)	(1,089.4)%	$10,510	$20,325	$(403)	(5,143.4)%
	Straight-line revenue adjustment	4,827	5,964	(19.1)%	5,173	10,000	11,502	(13.1)%
	Amortization of acquired above and below-market leases, net	4,248	3,815	11.3%	4,262	8,510	7,550	12.7%
Plus:	Operating lease straight-line adjustment	208	258	—%	258	465	516	—%
	Straight-line tenant credit loss	1	—	—%	298	298	—	—%
	Cash NOI	$54,392	$66,870	(18.7)%	$54,206	$108,594	$129,093	(15.9)%

Operating Margins
	NOI to real estate revenue, net	63.4%	64.0%		62.7%	63.0%	62.8%
	Cash NOI to real estate revenue, net	47.2%	56.8%		46.2%	46.7%	55.1%

	NOI before operating lease rent/real estate revenue, net	65.0%	65.7%		64.3%	64.7%	64.5%
	Cash NOI before operating lease rent/real estate revenue, net	48.7%	58.2%		47.6%	48.1%	56.5%

Supplemental Information	21	Second Quarter 2019

SELECTED FINANCIAL DATA 2019 Same Store Net Operating Income Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2019	2018	%	2019	2019	2018	%
Revenues
	Rental revenue, net	$212,156	$205,618	3.2%	$208,542	$420,698	$410,261	2.5%
	Escalation & reimbursement revenues	27,952	26,343	6.1%	27,257	55,209	52,840	4.5%
	Other income	4,541	5,116	(11.2)%	595	5,137	9,018	(43.0)%
	Total Revenues	$244,649	$237,077	3.2%	$236,394	$481,044	$472,119	1.9%

	Equity in Net Loss from Unconsolidated Joint Ventures (1)	$(3,235)	$(343)	843.1%	$(2,420)	$(5,657)	$(1,276)	343.3%
Expenses
	Operating expenses	$51,461	$49,994	2.9%	$51,752	$103,212	$102,524	0.7%
	Operating lease rent	8,298	8,308	(0.1)%	8,298	16,596	16,616	(0.1)%
	Real estate taxes	46,078	44,257	4.1%	46,073	92,151	88,160	4.5%
		$105,837	$102,559	3.2%	$106,123	$211,959	$207,300	2.2%

	Operating Income	$135,577	$134,175	1.0%	$127,851	$263,428	$263,543	—%

	Interest expense & amortization of financing costs	$18,507	$27,340	(32.3)%	$18,394	$36,901	$54,330	(32.1)%
	Depreciation & amortization	62,032	62,078	(0.1)%	61,261	123,293	123,704	(0.3)%

	Income before noncontrolling interest	$55,038	$44,757	23.0%	$48,196	$103,234	$85,509	20.7%
Plus:	Real estate depreciation & amortization	61,969	62,011	(0.1)%	61,198	123,167	123,569	(0.3)%
	Joint Ventures Real estate depreciation & amortization (1)	42,117	42,433	(0.7)%	41,164	83,282	$83,246	—%
	FFO Contribution	$159,124	$149,201	6.7%	$150,558	$309,683	$292,324	5.9%

Less:	Non–building revenue	$196	$4,747	(95.9)%	$83	$278	$4,860	(94.3)%
	Joint Ventures Non–building revenue (1)	649	152	327.0%	206	855	345	147.8%

Plus:	Interest expense & amortization of financing costs	18,507	27,340	(32.3)%	18,394	36,901	54,330	(32.1)%
	Joint Ventures Interest expense & amortization of financing costs (1)	34,783	33,405	4.1%	35,000	69,783	65,489	6.6%
	Non-real estate depreciation	63	67	(6.0)%	63	126	135	(6.7)%
	Joint Ventures Non-real estate depreciation (1)	57	56	1.8%	57	113	112	0.9%
	NOI	$211,689	$205,170	3.2%	$203,783	$415,473	$407,185	2.0%

Cash Adjustments
	Non-cash adjustments	$(3,895)	$(2,196)	77.4%	$(508)	$(4,403)	$(5,453)	(19.3)%
	Joint Venture non-cash adjustments (1)	(18,681)	(8,529)	119.0%	(19,389)	(38,072)	(18,133)	110.0%
	Cash NOI	$189,113	$194,445	(2.7)%	$183,886	$372,998	$383,599	(2.8)%

Operating Margins
	NOI to real estate revenue, net	58.8%	58.6%		57.6%	58.2%	58.0%
	Cash NOI to real estate revenue, net	52.6%	55.5%		52.0%	52.3%	54.7%

	NOI before operating lease rent/real estate revenue, net	61.7%	61.5%		60.5%	61.1%	61.0%
	Cash NOI before operating lease rent/real estate revenue, net	55.2%	58.2%		54.7%	54.9%	57.4%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	22	Second Quarter 2019

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2019	Initial		Principal	As-Of
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	6/30/2019	Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment (2)
Secured fixed rate debt
762 Madison Avenue	90.0	$771	5.00%		—	Feb-22		771	—	Open
100 Church Street	100.0	211,429	4.68%		3,885	Jul-22		197,784	—	Apr-22
420 Lexington Avenue	100.0	300,000	3.99%		835	Oct-24		272,749	—	Jul-24
400 East 58th Street	90.0	39,516	3.00%		837	Nov-26		33,840	—	Open
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Oct-26
1080 Amsterdam	92.5	35,466	3.59%		684	Feb-27		29,527	—	Open
315 West 33rd Street - The Olivia	100.0	250,000	4.17%		—	Feb-27		250,000	—	Open
		$1,387,182	4.24%		$6,241			$1,334,671
Unsecured fixed rate debt
Unsecured notes		$250,000	7.75%		$—	Mar-20		$250,000	—	Open
Unsecured notes		499,642	3.25%		—	Oct-22		500,000	—	Open
Unsecured notes		303,663	4.50%		—	Dec-22		300,000	—	Open
Term loan (swapped)		1,000,000	3.19%	(3)	—	Mar-23	(3)	1,000,000	—	Open
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Open
		$2,153,305	3.97%		$—			$2,150,000

Total Fixed Rate Debt		$3,540,487	4.07%		$6,241			$3,484,671
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 232 bps)		$282,132	4.72%	(4)	—	Jun-20		282,132	—	Open
FHLB Facility (LIBOR + 20.5 bps)		13,000	2.60%		—	Aug-19		13,000	—	Open
FHLB Facility (LIBOR + 18 bps)		14,500	2.58%		—	Dec-19		14,500	—	Open
FHLB Facility (LIBOR + 26 bps)		10,000	2.66%		—	Jan-20		10,000	—	Open
133 Greene Street (LIBOR + 200 bps)	100.0	15,523	4.40%		—	Aug-20		15,523	—	Open
106 Spring Street (LIBOR + 250 bps)	100.0	38,025	4.90%		—	Jan-21		38,025	—	Open
609 Fifth Avenue (LIBOR + 240 bps)	100.0	51,185	4.80%		—	Mar-21		51,185	Mar-22	Open
185 Broadway (LIBOR + 285 bps)	100.0	111,869	5.25%		—	Nov-21		111,869	—	Open
712 Madison Avenue (LIBOR + 250 bps)	100.0	28,000	4.90%		—	Dec-21		28,000	—	Open
460 West 34th Street (LIBOR + 222.5 bps)	70.9	299,941	4.62%		—	May-22		299,941	—	Open
115 Spring Street (LIBOR + 340 bps)	100.0	65,550	5.80%		—	Sep-23		65,550	—	Open
719 Seventh Avenue (LIBOR + 120 bps)	75.0	50,000	3.60%		—	Sep-23		50,000	—	Open
		$979,725	4.69%		$—			$979,725
Unsecured floating rate debt
Unsecured notes (3mo. LIBOR + 98 bps)		$350,000	3.30%		$—	Aug-21		$350,000	—	Aug-19
Revolving credit facility (LIBOR + 100 bps)		670,000	3.40%		—	Mar-22		790,000	Mar-23	Open
Term loan (LIBOR + 110 bps)		300,000	3.50%		—	Mar-23		300,000	—	Open
Term loan (LIBOR + 165 bps)		200,000	4.05%	(5)	—	Nov-24		200,000	—	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	3.57%		—	Jul-35		100,000	—	Open
		$1,620,000	3.49%		$—			$1,740,000

Total Floating Rate Debt		$2,599,725	3.94%		$—			$2,719,725

Total Debt - Consolidated		$6,140,212	4.02%		$6,241			$6,204,396

Deferred financing costs		(57,423)
Total Debt - Consolidated, net		$6,082,789	4.02%

Total Debt - Joint Venture, net		$3,749,889	4.22%

Total Debt including SLG share of unconsolidated JV Debt		$9,940,109	4.09%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,940,052	4.13%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 2.40% or the 3-month LIBOR rate at the end of the quarter of 2.32%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) Represents a blended fixed rate inclusive of the effect of the following swaps: $200 million @ 1.93% maturing November 2020, $200 million @ 1.13% and $100 million @ 1.16% maturing July 2023, $150 million @ 2.70% maturing January 2024, $200 million @ 2.74% and $150 million @ 2.72% maturing January 2026.

(4) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-month LIBOR based on the pledged collateral and advance rate.
(5) Entered into an agreement to reduce the interest rate spread by 65 basis points to LIBOR + 100 bps. This reduction will be effective in November 2019.

Supplemental Information	23	Second Quarter 2019

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2019	Initial		Principal	As-Of
	Ownership	6/30/19				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment (2)
717 Fifth Avenue (mortgage)	10.9	$300,000	$32,748	4.45%		$—	Jul-22		$32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Feb-23
1515 Broadway	56.9	847,250	481,823	3.93%		9,855	Mar-25		419,372	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Open
400 East 57th Street	41.0	98,790	40,504	3.00%		858	Nov-26		35,889	—	Open
Worldwide Plaza	24.4	1,200,000	292,200	3.98%		—	Nov-27		292,200	—	Jul-27
Stonehenge Portfolio	Various	196,112 (3)	11,289	3.50%		—	Various	(3)	10,373	—	Open
Total Fixed Rate Debt		$5,361,480	$2,240,846	4.07%	(4)	$10,713			$2,172,864
Floating rate debt
280 Park Avenue (LIBOR + 173 bps)	50.0	$1,200,000	$600,000	4.13%		$—	Sep-19		$600,000	Sep-24	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	3.90%		—	Nov-19		7,500	—	Open
10 East 53rd Street (LIBOR + 225 bps)	55.0	170,000	93,500	4.65%		—	Feb-20		93,500	—	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500	5.05%		—	Oct-20		97,500	—	Open
55 West 46th Street - Tower 46 (LIBOR + 212.5 bps)	25.0	190,718	47,680	4.52%		—	Nov-20		47,680	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	3.85%		—	Jan-21		6,900	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	358,809	179,046	4.15%		1,512	Feb-21		175,858	—	Open
One Vanderbilt (LIBOR + 275 bps)	71.0	478,708	339,930	5.15%		—	Sep-21		339,930	—	Open
2 Herald Square (LIBOR + 155 bps)	51.0	150,000	76,500	3.95%		—	Nov-21		76,500	—	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000	3.84%		—	Aug-27		110,000	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,534	495	4.67%		28	Jun-33		4	—	Open
Total Floating Rate Debt		$3,332,769	$1,559,051	4.42%	(4)	$1,540			$1,555,372
Total unconsolidated JV Debt		$8,694,249	$3,799,897	4.22%	(4)	$12,253			$3,728,236
	Deferred financing costs	(102,858)	(50,008)
Total unconsolidated JV Debt, net		$8,591,391	$3,749,889	4.22%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 2.40%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) Amount is comprised of $132.6 million and $63.5 million in fixed-rate mortgages that mature in April 2028 and July 2029, respectively.
(4) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.					Composition of Debt

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$3,540,487
Total Debt / Total Assets	39.5%	Less than 60%					SLG Share of JV		2,240,846
Fixed Charge Coverage	2.44x	Greater than 1.4x					Total Fixed Rate Debt		$5,781,333	58.2%
Maximum Secured Indebtedness	15.6%	Less than 50%
Maximum Unencumbered Leverage Ratio	43.0%	Less than 60%				Floating Rate Debt
							Consolidated		$2,599,725
Unsecured Notes Covenants							SLG Share of JV		1,559,051
	Actual	Required							4,158,776
Total Debt / Total Assets	40.4%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,303,224)
Secured Debt / Total Assets	22.4%	Less than 40%				Total Floating Rate Debt			$2,855,552	28.7%
Debt Service Coverage	2.81x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	271.8%	Greater than 150%					Total Debt		$9,940,109

Supplemental Information	24	Second Quarter 2019

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

	2019 Scheduled	2020 Scheduled	2021 Scheduled	2022 Scheduled	Lease	Year of Final
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Liabilities (1)	Expiration (2)

Consolidated Ground Lease Arrangements

Operating Leases
1185 Avenue of the Americas	$6,909	$6,909	$6,909	$6,909	$96,756	2043
625 Madison Avenue	4,613	4,613	4,613	2,306 (3)	13,056	2054
420 Lexington Avenue	10,899	11,174	11,199	11,199	181,899	2080
711 Third Avenue	5,500	5,500	5,500	5,500	57,016	2083	(4)
461 Fifth Avenue	2,100	2,100	2,250	2,400	15,692	2084	(5)
1055 Washington Blvd, Stamford	615	615	615	615	10,095	2090
1080 Amsterdam Avenue	226	314	314	314	7,169	2111
30 East 40th Street	204	212	229	229	5,276	2114
Other	41	71	73	76	643	Various
Total	$31,107	$31,508	$31,702	$29,548	$387,602

Financing Leases
1080 Amsterdam Avenue	$315	$436	$436	$436	$22,228	2111
30 East 40th Street	2,096	2,183	2,358	2,358	21,806	2114
Total	$2,411	$2,619	$2,794	$2,794	$44,034

Unconsolidated Joint Venture Ground Lease Arrangements (SLG Share)

Operating Leases
650 Fifth Avenue (Floors 4-6)	$1,645	$1,645	$1,659	$1,790	$18,977	2053
650 Fifth Avenue (Floors b-3)	1,284	1,284	1,284	1,283	27,354	2062
1560 Broadway	6,491	6,811	6,861	6,861	77,462	2114
333 East 22nd Street	217	217	222	238	5,223	2115
Total	$9,637	$9,957	$10,026	$10,172	$129,016

Financing Leases
650 Fifth Avenue (Floors b-3)	$6,695	$6,695	$6,695	$6,695	$96,757	2062
2 Herald Square	6,795	6,943	7,107	7,285	226,355	2077	(5)
Total	$13,490	$13,638	$13,802	$13,980	$323,112

(1) Per the balance sheet at June 30, 2019.
(2) Reflects exercise of all available renewal options.
(3) Reflects known cash payments through ground rent reset date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) The Company has an option to purchase the ground lease for a fixed price on a specific date.

Supplemental Information	25	Second Quarter 2019

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

6/30/2018	$2,168,515		$2,211,777	8.80%	8.84%

Debt investment originations/fundings/accretion(4)	53,275
Preferred Equity investment originations/accretion(4)	2,128
Redemptions/Sales/Syndications/Amortization	(246,861)
9/30/2018	$1,977,057		$2,072,310	8.70%	8.68%

Debt investment originations/fundings/accretion(4)	171,832
Preferred Equity investment originations/accretion(4)	145,399
Redemptions/Sales/Syndications/Amortization	(194,895)
12/31/2018	$2,099,393		$2,053,913	8.88%	9.01%

Debt investment originations/fundings/accretion(4)	436,819
Preferred Equity investment originations/accretion(4)	3,416
Redemptions/Sales/Syndications/Amortization	(267,387)
3/31/2019	$2,272,241		$2,239,180	8.76%	8.78%

Debt investment originations/fundings/accretion(4)	98,878
Preferred Equity investment originations/accretion(4)	3,807
Redemptions/Sales/Syndications/Amortization	(146,014)
6/30/2019	$2,228,912	(5)	$2,216,132	8.99%	9.05%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $34.5 million with a weighted average current yield of 6.57% that are included in other balance sheet line items.

Supplemental Information	26	Second Quarter 2019

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)	At End Of Quarter (2)

Senior Mortgage Debt	$644,322	$853	$645,175		$—	$557	7.67%	7.61%

Junior Mortgage Participation	87,113	—	87,113		339,507	$2,786	11.74%	11.67%

Mezzanine Debt	571,789	685,715	1,257,504		6,514,413	$913	9.46%	9.53%

Preferred Equity	—	239,120	239,120		272,000	$810	9.46%	9.51%

Balance as of 6/30/19	$1,303,224	$925,688	$2,228,912	(3)	$7,125,920	$872	8.99%	9.05%

(1) Excludes accelerated fee income resulting from early repayment.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $34.5 million with a weighted average current yield of 6.57% that are included in other balance sheet line items.

	Debt and Preferred Equity Principal Maturity Profile (1)
	2019	2020	2021	2022	2023 & Thereafter
Floating Rate	320,436	598,615	384,173	—	—
Fixed Rate	—	416,400	3,500	208,575	297,213
Sub-total	320,436	1,015,015	387,673	208,575	297,213

(1) The weighted average maturity of the outstanding balance is 1.69 years. Approximately 62.6% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.83 years.

Supplemental Information	27	Second Quarter 2019

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	6/30/2019	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mezzanine Loan	$217,891	Office	Manhattan	$1,160,000	$1,200	9.33%

Mezzanine Loan	206,572	Fee	Manhattan	319,551	$902	8.58%

Mortgage and Mezzanine Loans	193,664	Residential	Manhattan	—	$829	7.48%

Mezzanine Loan and Preferred Equity	150,990	Office	Manhattan	1,768,000	$1,044	11.03%

Preferred Equity	143,380	Office	Manhattan	272,000	$654	7.05%

Mortgage and Mezzanine Loans	119,963	Residential	Manhattan	—	$1,320	9.08%

Mortgage and Mezzanine Loans	106,579	Office	Manhattan	—	$493	6.24%

Mezzanine Loan	95,360	Office	Manhattan	388,264	$85	12.83%

Mezzanine Loan	94,677	Multi-Family Rental	Manhattan	579,997	$947	9.97%

Mortgage Loan	92,237	Office	Manhattan	—	$303	5.57%

Total	$1,421,313			$4,487,812		8.70%

(1) Net of unamortized fees, discounts, and premiums.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

Supplemental Information	28	Second Quarter 2019

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-19	Mar-19	Dec-18	Sep-18	Jun-18	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	93.9	94.9	94.3	92.9	91.6	$5,126		0.2	56
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.0	99.3	99.6	99.6	99.6	98.8	47,437	5.4	3.7	19
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	84.0	85.4	79.2	77.5	77.1	10,976	1.2	0.9	25
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	0.9	93.3	90.3	77.3	83.0	83.5	15,490	1.8	1.2	61
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.3	95.5	94.5	99.5	99.6	99.6	43,008	4.9	3.3	27
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.4	90.9	90.9	88.8	89.3	62.5	63,867	7.2	5.0	36
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	100.0	97.8	100.0	91.9	100.0	16,842	1.9	1.3	10
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.6	93.0	93.1	95.7	95.4	96.8	82,120	9.3	6.4	195
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.8	82.2	79.0	79.0	79.0	79.0	15,525	1.8	1.2	11
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.6	84.2	84.2	81.0	81.0	76.4	56,821	6.4	4.4	29
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.6	99.9	99.9	99.9	99.9	99.9	45,019	5.1	3.5	9
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.2	97.1	98.0	98.8	98.8	98.8	57,653	6.5	4.5	23
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	9,800	1.1	0.8	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	15,061	1.7	1.2	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest (2)	1	524,000	2.0	97.0	97.0	93.7	90.3	89.3	35,462	4.0	2.8	22
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	3.0	92.7	93.3	98.0	96.5	98.9	45,940	5.2	3.6	28
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.7	93.8	97.6	97.6	94.2	95.8	47,810	5.4	3.7	49
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.1	92.7	85.6	85.5	82.2	96.7	92,685	10.5	7.2	14
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.2	91.2	89.5	89.8	88.5	88.5	42,213	4.8	3.3	39
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.5	100.0	100.0	100.0	100.0	100.0	74,941	8.5	5.8	2

Subtotal / Weighted Average				20	12,387,091	47.8%	94.2%	93.7%	93.7%	92.8%	91.7%	$823,796	92.6%	64.0%	663

Total / Weighted Average Consolidated Properties				20	12,387,091	47.8%	94.2%	93.7%	93.7%	92.8%	91.7%	$823,796	92.6%	64.0%	663

UNCONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.4	95.4	95.4	83.7	83.7	83.7	$33,024		1.4	40
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	8.9	95.7	100.0	100.0	100.0	100.0	152,401		7.1	10
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.2	78.6	79.0	90.0	91.2	92.0	55,255		2.2	30
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.7	91.1	89.5	89.5	92.8	92.8	117,034		4.6	38
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.0	91.9	93.1	93.1	92.4	96.4	36,001		1.7	43
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.6	100.0	100.0	100.0	100.0	100.0	98,564		3.9	9
Added to Same Store in 2019
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	1.3	86.5	73.5	72.1	62.4	58.2	25,071		0.5	14
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	6.8	94.9	98.5	98.5	98.5	98.5	132,215		5.9	12
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	7.9	96.8	96.9	96.9	98.5	98.5	139,129		2.6	25

Subtotal / Weighted Average				9	10,847,183	41.9%	94.0%	95.0%	95.5%	95.9%	96.0%	$788,694		29.8%	221

"Non Same Store"
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.4	73.6	73.6	73.4	81.6	81.6	$27,068		1.1	4

Subtotal / Weighted Average				1	369,000	1.4%	73.6%	73.6%	73.4%	81.6%	81.6%	$27,068		1.1%	4

Total / Weighted Average Unconsolidated Properties				10	11,216,183	43.3%	93.4%	94.3%	94.7%	95.4%	95.5%	$815,762		30.9%	225

Manhattan Operating Properties Grand Total / Weighted Average				30	23,603,274	91.1%	93.8%	94.0%	94.2%	94.1%	93.5%	$1,639,558			888
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,218,855		94.9%
Manhattan Operating Properties Same Store Occupancy %					23,234,274	98.4%	94.1%	94.3%	94.5%	94.3%	93.7%
Manhattan Operating Properties Same Store Leased Occupancy %							95.2%	95.8%	96.0%	96.1%	96.0%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	29	Second Quarter 2019

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-19	Mar-19	Dec-18	Sep-18	Jun-18	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	1.0	97.5	97.5	97.5	92.9	92.9	$6,383	0.7	0.5	15
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	90.0	86.1	86.1	87.3	87.3	5,714	0.6	0.4	7
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.9	99.9	99.9	99.9	100.0	100.0	6,295	0.7	0.5	9
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.5	91.9	97.3	100.0	100.0	100.0	14,726	1.7	1.1	21
"Same Store" Westchester, New York Subtotal/Weighted Average				4	1,107,000	4.3%	94.4%	95.4%	96.3%	95.6%	95.6%	$33,118	3.7%	2.6%	52

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.2	84.3	85.9	88.4	87.7	87.4	$8,956	1.0	0.7	56
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	99.5	99.5	99.5	97.0	97.0	1,181	0.1	0.1	9
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	59.2	57.8	58.0	70.9	75.4	2,713	0.3	0.2	17
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	86.4	88.0	85.3	85.3	92.4	3,144	0.4	0.2	14
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	99.3	98.6	98.6	98.6	98.6	1,020	0.1	0.1	10
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.7	93.7	93.7	93.7	93.7	93.7	4,256	0.5	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	766	0.1	0.1	2
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.7	88.5	85.5	85.5	85.5	84.7	6,057	0.7	0.5	25
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.6	87.0	87.0	89.7	90.4	90.4	4,284	0.5	0.3	25
"Same Store" Connecticut Subtotal/Weighted Average				9	1,188,200	4.6%	85.9%	85.8%	86.6%	87.8%	88.7%	$32,376	3.7%	2.5%	165

Total / Weighted Average Consolidated Properties				13	2,295,200	8.9%	90.0%	90.4%	91.3%	91.6%	92.0%	$65,494	7.4%	5.1%	217

Suburban Operating Properties Grand Total / Weighted Average				13	2,295,200	8.9%	90.0%	90.4%	91.3%	91.6%	92.0%	$65,494			217
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$65,494		5.1%
Suburban Operating Properties Same Store Occupancy %					2,295,200	100.0%	90.0%	90.4%	91.3%	91.6%	92.0%
Suburban Operating Properties Same Store Leased Occupancy %							90.0%	91.1%	91.8%	92.1%	92.2%

Supplemental Information	30	Second Quarter 2019

SELECTED PROPERTY DATA Retail and Residential Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-19	Mar-19	Dec-18	Sep-18	Jun-18	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.6	100.0	100.0	100.0	100.0	100.0	$2,946	1.0	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	2.0	100.0	100.0	100.0	100.0	100.0	3,635	1.4	1
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.8	100.0	100.0	100.0	100.0	100.0	3,606	4.2	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.1	100.0	100.0	100.0	100.0	100.0	1,639	1.0	2
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	40.8	100.0	100.0	100.0	99.4	99.4	16,605	19.3	10
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	18.1	100.0	100.0	100.0	100.0	100.0	51,223	6.5	6
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	3.2	100.0	100.0	100.0	100.0	100.0	15,312	17.8	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.9	100.0	100.0	100.0	100.0	100.0	1,942	2.0	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7.9	100.0	100.0	100.0	100.0	100.0	1,801	2.1	3
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	8.7	88.3	88.3	88.3	88.3	67.5	28,615	16.6	3
Subtotal/Weighted Average				11	569,201	86.0%	98.8%	98.8%	98.8%	98.5%	96.4%	$127,324	71.9%	33

"Non Same Store" Retail
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	1.0	100.0	100.0	100.0	N/A	N/A	$590	0.7	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	10.5	100.0	100.0	100.0	100.0	100.0	34,186	19.9	1
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	1.0	100.0	100.0	100.0	N/A	N/A	3,392	3.9	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	1.5	100.0	100.0	100.0	100.0	—	4,100	3.6	1
Subtotal/Weighted Average				4	92,279	14.0%	100.0%	100.0%	100.0%	100.0%	87.3%	$42,268	28.1%	4

Total / Weighted Average Retail Properties				15	661,480	100.0%	99.0%	99.0%	99.0%	98.7%	95.3%	$169,592	100.0%	37

Residential Properties
	Ownership			# of	Useable	Total	Occupancy (%)					Average Monthly (1)	Annualized	Annualized
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Jun-19	Mar-19	Dec-18	Sep-18	Jun-18	Rent Per Unit ($'s)	Cash Rent ($'s)	Cash Rent (SLG %)

"Same Store" Residential
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest		222,855	333	94.9	96.1	96.1	95.8	95.5	$4,192	$15,847	37.7
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	290,482	263	95.8	95.4	92.8	91.6	90.8	3,767	12,905	12.6
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	140,000	126	93.7	96.8	95.2	95.2	95.2	3,660	5,731	12.3
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	92.7	90.6	94.8	99.0	95.8	4,135	4,742	10.4
Stonehenge Portfolio	Various		Fee Interest	6	445,934	538	96.1	94.8	94.3	95.4	95.2	3,838	27,053	1.7
605 West 42nd Street - Sky	20.0	Westside	Fee Interest	1	927,358	1,175	93.5	90.9	86.0	88.9	82.9	3,626	53,161	25.3
Subtotal/Weighted Average				10	2,108,879	2,532	94.5%	93.2%	90.6%	92.2%	89.1%	$3,782	$119,440	100.0%

Total / Weighted Average Residential Properties				10	2,108,879	2,532	94.5%	93.2%	90.6%	92.2%	89.1%	$3,782	$119,440

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	31	Second Quarter 2019

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Gross R/E	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-19	Mar-19	Dec-18	Sep-18	Jun-18	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	2.7	3.6	3.6	18.0	17.0	17.0	$31	0.1	$10,020	1
106 Spring Street	100.0	Lower Manhattan	Fee Interest	1	5,928	0.7	—	N/A	N/A	N/A	N/A	—	—	80,155	—
460 West 34th Street	70.9	Soho	Fee Interest	1	638,000	73.2	76.3	N/A	N/A	N/A	N/A	15,465	29.9	461,108	19
562 Fifth Avenue (1)	100.0	Plaza District	Fee Interest	1	42,635	4.9	100.0	100.0	100.0	100.0	100.0	4,500	12.3	68,753	1
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	18.4	96.0	96.0	96.0	—	3.0	21,119	57.7	254,074	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	—	—	—	—	—	—	—	7,300	—
Total / Weighted Average Development / Redevelopment Properties				7	871,173	100.0%	78.5%	86.7%	88.2%	20.5%	22.6%	$41,115	100.0%	$881,410	24

(1) Subject to a long-term, third party net operating lease. The lease contains a property purchase option for $100.0 million with annual escalations in the purchase price starting in December 2018.

Construction in Progress

									Future Equity
					Land Contributed		Equity Contributed		Contributions		Financing		Total
Building	Gross	Ownership	Estimated	Percentage		Market							Development
Address	Sq. Feet	Interest (%)	Occupancy	Leased	Cost	Value Adj	Company	Partners	Company	Partners	Drawn	Available	Budget

One Vanderbilt	1,730,989	71.0	Q3 2020	59.0	$331,490	$235,946	$540,051	$452,513	—	—	$478,708	$1,271,292	$3,310,000 (1)
185 Broadway	259,856	100.0	Q2 2021	—	39,167	—	—	—	47,233	—	111,869	113,131	311,400

Total Construction In Progress					$370,657	$235,946	$540,051	$452,513	$47,233	—	$590,577	$1,384,423	$3,621,400

(1) Includes joint venture fees paid to the Company, including development and financing fees, direct personnel expense and leasing commissions, $64.0 million of which have been funded as of June 30, 2019. Also includes up to $50.0 million of additional discretionary owner contingencies.

Supplemental Information	32	Second Quarter 2019

SELECTED PROPERTY DATA Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-19	Mar-19	Dec-18	Sep-18	Jun-18	Cash Rent ($'s)	100%	SLG	Tenants

HIGH STREET RETAIL - Consolidated Properties
106 Spring Street (1)	100.0	Soho	Fee Interest	1	5,928	0.3	—	N/A	N/A	N/A	N/A	$—	—	—	—
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	3,606	1.1	1.7	1
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	0.4	100.0	100.0	100.0	N/A	N/A	590	0.2	0.3	1
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	217,519	12.3	100.0	100.0	100.0	99.4	99.4	13,031	4.0	6.3	9
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	0.4	100.0	100.0	100.0	N/A	N/A	3,392	1.0	1.6	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.6	100.0	100.0	100.0	100.0	—	4,100	1.3	1.5	1
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.2	100.0	100.0	100.0	100.0	100.0	15,312	4.7	7.4	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,942	0.6	0.8	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.9	100.0	100.0	100.0	100.0	100.0	1,801	0.6	0.9	3
1640 Flatbush Avenue (1)	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	—	—	—	—	—	—	—	—	—

Subtotal / Weighted Average				10	331,963	18.7%	97.9%	97.9%	99.7%	99.3%	96.1%	$43,774	13.4%	20.5%	22

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.0	100.0	100.0	100.0	100.0	100.0	$2,946	0.9	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.7	100.0	100.0	100.0	100.0	100.0	3,635	1.1	0.6	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.4	100.0	100.0	100.0	100.0	100.0	1,639	0.5	0.4	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	3.9	100.0	100.0	100.0	100.0	100.0	34,186	10.5	8.2	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	6.7	100.0	100.0	100.0	100.0	100.0	51,223	15.7	2.7	6
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.3	88.3	88.3	88.3	88.3	67.5	28,615	8.8	6.9	3

Subtotal / Weighted Average				7	283,832	16.0%	97.6%	97.6%	97.6%	97.6%	93.4%	$122,244	37.5%	19.2%	14

Total / Weighted Average Prime Retail				17	615,795	34.7%	97.8%	98.7%	98.7%	98.5%	94.8%	$166,018	50.9%	39.7%	36

OTHER RETAIL - Consolidated Properties
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.3	81.1	81.1	81.1	100.0	100.0	$456	0.1	0.1	4
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	3.5	100.0	100.0	100.0	100.0	100.0	3,484	1.1	1.7	9
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	0.9	86.8	86.8	98.7	98.7	98.7	2,667	0.8	1.3	3
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.8	100.0	79.9	100.0	100.0	100.0	4,935	1.5	2.4	7
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	2.0	85.6	85.6	85.6	85.6	85.6	2,894	0.9	1.4	5
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.4	100.0	100.0	100.0	100.0	100.0	3,545	1.1	1.7	6
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	648	0.2	0.3	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	2.6	90.3	100.0	100.0	100.0	100.0	3,868	1.2	1.9	5
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.9	100.0	100.0	100.0	100.0	100.0	2,362	0.7	1.1	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.4	100.0	100.0	100.0	100.0	100.0	5,848	1.8	2.8	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.4	100.0	100.0	100.0	100.0	100.0	2,087	0.6	1.0	2
609 Fifth Avenue (1)	100.0	Rockefeller Center	Fee Interest	1	34,836	2.0	77.0	68.7	68.7	—	—	9,895	3.0	4.8	2
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	4.2	91.3	100.0	100.0	100.0	100.0	17,378	5.3	8.4	18
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.3	100.0	100.0	100.0	100.0	100.0	3,434	1.1	1.7	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.6	100.0	100.0	100.0	100.0	100.0	3,767	1.2	1.8	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.4	100.0	100.0	100.0	100.0	100.0	3,141	1.0	1.5	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.4	72.3	72.3	72.3	72.3	100.0	2,576	0.8	1.2	6
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.0	100.0	100.0	100.0	100.0	100.0	4,320	1.3	2.1	4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	292	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.1	100.0	100.0	100.0	100.0	100.0	6,774	2.1	3.3	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.0	100.0	100.0	100.0	100.0	100.0	2,863	0.9	1.4	6

Subtotal / Weighted Average				21	628,952	35.5%	94.6%	94.9%	96.2%	92.5%	93.6%	$87,234	26.7%	41.9%	104

(1) Development / Redevelopment properties.

Supplemental Information	33	Second Quarter 2019

SELECTED PROPERTY DATA - CONTINUED Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Jun-19	Mar-19	Dec-18	Sep-18	Jun-18	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		5.3	60.6	60.6	59.9	59.9	59.9	$14,544	4.5	3.6	2
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.2	100.0	100.0	100.0	100.0	100.0	3,774	1.2	1.0	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.2	98.7	98.7	98.7	98.7	98.7	3,825	1.2	1.1	6
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191		0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.3	100.0	100.0	100.0	100.0	100.0	3,769	1.2	0.9	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.6	100.0	100.0	100.0	100.0	100.0	2,215	0.7	0.5	3
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717		0.5	66.6	75.4	75.4	75.4	75.4	1,695	0.5	0.3	8
460 West 34th Street (1)	70.9	Hudson Yards	Fee Interest	1	20,850		1.2	100.0	N/A	N/A	N/A	N/A	723	0.2	0.2	6
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.6	100.0	100.0	100.0	100.0	100.0	1,926	0.6	0.6	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		1.7	100.0	100.0	100.0	100.0	100.0	3,607	1.1	0.9	5
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956		10.5	100.0	100.0	100.0	100.0	100.0	32,899	10.1	9.0	9
Worldwide Plaza	24.4	Westside	Fee Interest	1	10,592	(2)	0.6	100.0	97.2	97.2	97.2	100.0	1,428	0.4	0.2	8
Stonehenge Portfolio	Various		Fee Interest	2	19,231		1.1	87.0	88.9	88.9	83.1	83.1	2,285	0.7	0.0	8

Subtotal / Weighted Average				14	529,030		29.8%	91.8%	91.6%	91.5%	91.3%	91.3%	$72,901	22.5%	18.3%	70

Total / Weighted Average Other Retail				35	1,157,982		65.3%	93.3%	93.4%	94.1%	92.0%	92.6%	$160,136	49.1%	60.3%	174

Retail Grand Total / Weighted Average				52	1,773,777		100.0%	94.9%	95.3%	95.7%	94.2%	93.4%	$326,155	100.0%		210
Retail Grand Total - SLG share of Annualized Rent													$207,620		100.0%

(1) Development / Redevelopment properties.
(2) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	34	Second Quarter 2019

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership	Lease	Total Rentable	Annualized	SLG Share of	% of SLG Share of	Annualized	Credit
Tenant Name	Property	Interest %	Expiration	Square Feet	Cash Rent	Annualized Cash Rent ($)	Annualized Cash Rent (2)	Rent PSF	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue	100.0	Dec 2020	1,146,881	$72,570	$72,570	5.0%	$63.28
	11 Madison Avenue	60.0	May 2037	1,265,841	78,506	47,103	3.3%	62.02
	1055 Washington Blvd	100.0	Jan 2022	2,525	100	100	—%	39.60
				2,415,247	$151,176	$119,773	8.3%	$62.59	A+

Viacom International, Inc.	1515 Broadway	57.0	Jun 2031	1,470,289	92,674	51,997	3.6%	$63.03
			Mar 2028	9,106	1,924	1,924	0.1%	211.30
				1,479,395	$94,598	$53,921	3.7%	$63.94	BBB-

Ralph Lauren Corporation	625 Madison Avenue	100.0	Dec 2019	386,785	31,731	31,731	2.2%	$82.04	A-
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	44,372	26,623	1.8%	$76.66	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	51.0	June 2022	577,438	46,709	23,822	1.6%	$80.89
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	20,350	20,350	1.4%	$93.23

The City of New York	100 Church Street	100.0	Mar 2034	510,007	19,659	19,659	1.4%	$38.55
	420 Lexington Avenue	100.0	Oct 2030	4,077	279	279	0.1%	68.48
				514,084	$19,938	$19,938	1.5%	$38.78	Aa1

Visiting Nurse Service of New York	220 East 42nd Street	100.0	Sep 2048	308,115	18,933	18,933	1.3%	$61.45

Advance Magazine Group, Fairchild Publications	750 Third Avenue	100.0	Feb 2021	286,622	14,727	14,727	1.0%	$51.38
	485 Lexington Avenue	100.0	Feb 2021	52,573	3,654	3,654	0.3%	69.50
				339,195	$18,381	$18,381	1.3%	$54.19

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	334,654	17,922	17,922	1.2%	$53.55
	110 East 42nd Street	100.0	Oct 2021	1,840	115	115	—%	62.64
				336,494	$18,037	$18,037	1.2%	$53.60	Aaa

Giorgio Armani Corporation	752-760 Madison Avenue	100.0	Dec 2024	21,124	15,312	15,312	1.1%	$724.87
	717 Fifth Avenue	10.9	Sep 2022	46,940	22,473	2,450	0.2%	478.77
	762 Madison Avenue	90.0	Dec 2024	1,264	245	221	—%	194.20
				69,328	$38,030	$17,983	1.3%	$548.56

News America Incorporated	1185 Avenue of the Americas	100.0	Nov 2020	165,086	17,407	17,407	1.2%	$105.44	A
Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	34,186	17,093	1.2%	$493.91	AA-

C.B.S. Broadcasting, Inc.	555 West 57th Street	100.0	Dec 2023	338,527	16,479	16,479	1.1%	$48.68
	Worldwide Plaza	24.35	Jan 2027	32,598	2,192	534	0.1%	67.23
				371,125	$18,671	$17,013	1.2%	$50.31	BBB

Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	100.0	Apr 2032	231,114	14,783	14,783	1.0%	$63.96
	1055 Washington Blvd.	100.0	Oct 2028	23,800	863	863	0.1%	36.25
				254,914	$15,646	$15,646	1.1%	$61.38	BBB+

Cravath, Swaine & Moore LLP	Worldwide Plaza	24.35	Aug 2024	617,135	63,416	15,442	1.1%	$102.76
National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	15,345	15,345	1.1%	$103.53

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	134,475	9,788	9,788	0.7%	$72.78
	11 Madison Avenue	60.0	Sep 2030	103,426	9,103	5,462	0.4%	88.01
				237,901	$18,891	$15,250	1.1%	$79.40

WeWork	609 Fifth Avenue	100.0	Apr 2035	138,563	11,224	11,224	0.8%	$81.00
	2 Herald Sqaure	51.0	Feb 2036	123,633	6,970	3,555	0.2%	56.38
				262,196	$18,194	$14,779	1.0%	$69.39

Amerada Hess Corp.	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$14,584	$14,584	1.0%	$87.24	BBB-

Total				9,516,104	$718,595	$512,051	35.6%	$75.51

(1) Corporate or bond rating from S&P or Moody's.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, and Development / Redevelopment properties.

Supplemental Information	35	Second Quarter 2019

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.8%	—%
Business Services	2.4%	—%
Financial Services	32.4%	29.7%
Government / Non Profit	3.5%	1.1%
Legal	8.6%	15.5%
Manufacturing	2.5%	9.7%
Medical	3.0%	0.2%
Other	5.1%	6.7%
Professional Services	7.1%	12.0%
Retail	11.2%	1.0%

TAMI
Technology	1.8%	8.0%
Advertising	3.6%	—%
Media	13.7%	16.1%
Information	0.3%	—%

Total	100.0%	100.0%

Supplemental Information	36	Second Quarter 2019

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 3/31/19			1,435,125

Less: Sold Vacancies	521 Fifth Avenue		(16,837)

Space which became available during the Quarter (2):
Office
	11 Madison Avenue	1	98,175	98,175	$81.23
	30 East 40th Street	1	692	692	71.56
	100 Park Avenue	3	17,856	20,433	76.81
	110 East 42nd Street	3	23,364	24,083	57.34
	110 Greene Street	2	4,652	4,652	78.85
	420 Lexington Avenue	6	12,890	18,589	59.95
	555 West 57th Street	1	1,700	2,071	65.15
	750 Third Avenue	1	4,723	5,993	70.18
	800 Third Avenue	1	6,587	6,587	94.39
	810 Seventh Avenue	2	26,216	28,301	54.51
	1515 Broadway	1	60,700	64,788	57.19
	Total/Weighted Average	22	257,555	274,364	$68.82

Retail
	30 East 40th Street	1	300	300	$226.02
	100 Church Street	1	1,403	1,340	102.56
	420 Lexington Avenue	1	3,317	4,408	216.35
	625 Madison Avenue	2	5,721	6,545	941.66
	World Wide Plaza	1	2,430	1,387	146.92
	Total/Weighted Average	6	13,171	13,980	$538.33

Storage
	11 Madison Avenue	1	932	932	$37.50
	100 Church Street	3	7,914	8,294	19.14
	110 Greene Street	1	422	422	83.20
	Total/Weighted Average	5	9,268	9,648	$23.72

	Total Space which became available during the quarter
	Office	22	257,555	274,364	$68.82
	Retail	6	13,171	13,980	$538.33
	Storage	5	9,268	9,648	$23.72
		33	279,994	297,992	$89.38

	Total Available Space		1,698,282

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	37	Second Quarter 2019

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,698,282

Office
	55 West 46th Street - Tower 46	2	10.6	45,041	45,041	$89.00	$—	$125.00	7.0
	100 Park Avenue	2	9.4	14,466	16,370	86.99	102.23	125.38	9.0
	110 East 42nd Street	1	12.3	20,331	20,966	60.00	55.88	85.00	12.0
	110 Greene Street	5	3.8	11,292	11,830	79.99	60.50	44.44	1.1
	280 Park Avenue	1	10.8	19,658	20,274	107.00	104.93	115.00	10.0
	304 Park Avenue South	1	8.9	4,783	5,162	70.00	76.04	16.42	7.0
	420 Lexington Avenue	6	7.2	15,195	22,045	61.13	54.39	30.53	2.9
	461 Fifth Avenue	1	7.3	6,639	7,134	88.00	—	18.24	3.0
	555 West 57th Street	1	2.0	1,700	2,071	64.00	65.15	—	—
	625 Madison Avenue	1	5.3	695	695	85.61	88.94	20.99	1.0
	1185 Avenue of the Americas	2	14.1	75,010	82,358	73.00	72.13	105.03	7.3
	1350 Avenue of the Americas	3	3.0	9,722	11,099	80.08	77.53	—	1.7
	Total/Weighted Average	26	10.7	224,532	245,045	$78.50	$72.44	$89.27	6.8

Retail
	30 East 40th Street	1	2.0	300	354	$187.69	$191.54	$—	—
	100 Church Street	1	14.8	2,000	2,230	43.05	63.38	—	8.0
	125 Park Avenue	2	15.5	5,712	6,684	130.16	110.61	77.29	6.0
	World Wide Plaza	1	10.0	299	595	151.26	112.03	—	3.0
	Total/Weighted Average	5	14.5	8,311	9,863	$113.80	$102.92	$52.38	6.1

Storage
	100 Church Street	2	15.0	4,500	8,343	$18.56	$25.00	$—	—
	110 Greene Street	1	0.8	422	422	56.87	83.20	—	—
	Total/Weighted Average	3	14.3	4,922	8,765	$20.41	$31.07	$—	15.0

Leased Space
	Office (3)	26	10.7	224,532	245,045	$78.50	$72.44	$89.27	6.8
	Retail	5	14.5	8,311	9,863	$113.80	$102.92	$52.38	6.1
	Storage	3	14.3	4,922	8,765	$20.41	$31.07	$—	15.0
	Total	34	10.9	237,765	263,673	$77.89	$73.16	$84.92	6.6

Total Available Space as of 6/30/19				1,460,517

Early Renewals
Office
	100 Park Avenue	1	11.0	3,905	3,123	$86.00	$78.47	$65.00	7.0
	125 Park Avenue	1	4.5	11,506	12,462	64.00	55.88	42.73	3.0
	220 East 42nd Street	2	15.0	82,007	90,655	62.80	45.32	62.66	8.5
	420 Lexington Avenue	2	4.3	2,560	2,789	64.40	56.26	5.09	0.6
	Total/Weighted Average	6	13.4	99,978	109,029	$63.64	$47.76	$58.98	7.6

Retail
	1515 Broadway	1	0.4	55,296	44,721	$42.60	$42.60	$—	—
	Total/Weighted Average	1	0.4	55,296	44,721	$42.60	$42.60	$—	—

Storage
	220 East 42nd Street	1	15.8	13,565	17,018	$32.58	$38.23	$—	9.0
	Total/Weighted Average	1	15.8	13,565	17,018	$32.58	$38.23	$—	—

Renewals
	Early Renewals Office	6	13.4	99,978	109,029	$63.64	$47.76	$58.98	7.6
	Early Renewals Retail	1	0.4	55,296	44,721	$42.60	$42.60	$—	—
	Early Renewals Storage	1	15.8	13,565	17,018	$32.58	$38.23	$—	—
	Total	8	10.3	168,839	170,768	$55.04	$45.46	$37.65	5.7

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(3) Average starting office rent excluding new tenants replacing vacancies is $74.93/rsf for 170,620 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $70.53/rsf for 279,649 rentable SF.

Supplemental Information	38	Second Quarter 2019

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 3/31/19			222,081

Space which became available during the Quarter (2):
Office
	200 Summit Lake Drive, Valhalla, New York	1	2,042	2,042	$27.86
	360 Hamilton Avenue, White Plains, New York	1	20,696	20,696	35.13
	1 Landmark Square, Stamford, Connecticut	2	6,950	6,950	34.19
	4 Landmark Square, Stamford, Connecticut	1	1,675	1,750	33.00
	1010 Washington Boulevard, Stamford, Connecticut	1	370	370	25.00
	1055 Washington Boulevard, Stamford, Connecticut	1	901	901	38.00
	Total/Weighted Average	7	32,634	32,709	$34.33

Storage
	1 Landmark Square, Stamford, Connecticut	1	180	150	$15.00
	5 Landmark Square, Stamford, Connecticut	1	121	121	15.00
	Total/Weighted Average	2	301	271	$15.00

	Total Space which became available during the Quarter
	Office	7	32,634	32,709	$34.33
	Storage	2	301	271	$15.00
		9	32,935	32,980	$34.17

	Total Available Space		255,016

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	39	Second Quarter 2019

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				255,016

Office
	100 Summit Lake Drive, Valhalla, New York	1	2.2	2,042	2,042	$27.50	$27.86	$—	2.0
	200 Summit Lake Drive, Valhalla, New York	1	—	9,535	9,535	—	—	—	—
	1 Landmark Square, Stamford, Connecticut	1	5.3	2,094	2,094	39.00	36.54	20.73	4.0
	3 Landmark Square, Stamford, Connecticut	1	7.7	1,768	1,768	34.00	32.05	40.00	6.0
	1010 Washington Boulevard, Stamford, Connecticut	1	2.0	370	370	25.00	25.00	—	—
	1055 Washington Boulevard, Stamford, Connecticut	3	3.1	6,360	6,360	35.92	38.00	0.92	2.9
	Total/Weighted Average	8	2.2	22,169	22,169	$19.65	$32.55	$5.41	1.9

Storage
	5 Landmark Square, Stamford, Connecticut	3	4.3	534	534	$15.00	$15.00	$—	—
	Total/Weighted Average	3	4.3	534	534	$15.00	$15.00	$—	—

Leased Space
	Office (3)	8	2.2	22,169	22,169	$19.65	$32.55	$5.41	1.9
	Storage	3	4.3	534	534	$15.00	$15.00	$—	—
	Total	11	2.3	22,703	22,703	$19.54	$32.03	$5.28	1.8

Total Available Space as of 6/30/19				232,313

Early Renewals
Office
	360 Hamilton Avenue, White Plains, New York	1	10.8	56,239	56,239	$40.00	$41.94	$15.00	10.0
	3 Landmark Square, Stamford, Connecticut	1	5.0	9,374	9,374	34.75	34.28	10.00	4.0
	1010 Washington Boulevard, Stamford, Connecticut	2	1.7	3,008	3,008	35.98	35.98	—	0.3
	Total/Weighted Average	4	9.6	68,621	68,621	$39.11	$40.63	$13.66	8.8

Storage
	360 Hamilton Avenue, White Plains, New York	1	10.8	248	248	$18.00	$18.00	$—	—
		1	10.8	248	248	$18.00	$18.00	$—	—

Renewals
	Early Renewals Office	4	9.6	68,621	68,621	$39.11	$40.63	$13.66	8.8
	Early Renewals Storage	1	10.8	248	248	$18.00	$18.00	$—	—
	Total	5	9.6	68,869	68,869	$39.03	$40.55	$13.61	8.7

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(3) Average starting office rent excluding new tenants replacing vacancies is $33.65/rsf for 7,175 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $38.59/rsf for 75,796 rentable SF.

Supplemental Information	40	Second Quarter 2019

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2019(1)	3	2,302	0.02%	$59,736	$25.95	$29.59	3	3,563	0.03%	$258,734	$72.62	$82.55
2nd Quarter 2019(1)	7	19,473	0.16%	1,320,774	67.83	66.39	2	19,970	0.19%	2,074,473	103.88	96.85
3rd Quarter 2019	7	10,325	0.08%	682,475	66.10	65.02	2	8,032	0.07%	688,001	85.66	78.01
4th Quarter 2019	24	571,167	4.65%	45,414,992	79.51	69.10	3	9,308	0.09%	719,076	77.25	72.41

Total 2019	41	603,267	4.91%	$47,477,977	$78.70	$68.80	10	40,873	0.38%	$3,740,284	$91.51	$86.33

2020	89	2,075,083	16.88%	$139,822,872	$67.38	$69.77	19	254,076	2.37%	$17,852,413	$70.26	$78.51
2021	105	1,174,288	9.55%	71,382,487	60.79	67.77	26	292,262	2.72%	22,094,945	75.60	79.19
2022	93	1,043,303	8.49%	72,450,548	69.44	76.76	29	889,064	8.29%	81,868,634	92.08	95.17
2023	73	907,359	7.38%	58,130,647	64.07	66.08	15	437,429	4.08%	37,323,738	85.33	80.72
2024	50	356,547	2.90%	25,315,902	71.00	73.06	23	998,478	9.31%	101,666,706	101.82	87.26
2025	36	551,668	4.49%	49,750,592	90.18	83.38	13	508,026	4.73%	40,750,997	80.21	84.47
2026	29	702,298	5.71%	48,548,874	69.13	68.59	17	477,944	4.45%	47,751,806	99.91	104.74
2027	38	601,899	4.90%	46,046,775	76.50	72.85	17	348,632	3.25%	30,672,049	87.98	93.71
2028	37	565,541	4.60%	41,699,366	73.73	76.13	20	222,462	2.07%	23,191,055	104.25	101.15
Thereafter	78	3,710,841	30.19%	216,996,399	58.48	66.67	41	6,260,870	58.35%	408,849,478	65.30	82.30
	669	12,292,094	100.00%	$817,622,439	$66.52	$70.00	230	10,730,116	100.00%	$815,762,105	$76.03	$85.47

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to June 30, 2019.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of June 30, 2019. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	41	Second Quarter 2019

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2019(1)	6	34,263	1.78%	$1,410,315	$41.16	$37.34	—	—	—%	$—	$—	$—
2nd Quarter 2019(1)	2	8,421	0.44%	327,598	38.90	37.79	—	—	—%	—	—	—
3rd Quarter 2019	6	19,268	1.00%	637,451	33.08	40.79	—	—	—%	—	—	—
4th Quarter 2019	6	175,173	9.08%	5,389,403	30.77	27.98	—	—	—%	—	—	—

Total 2019	20	237,125	12.29%	$7,764,767	$32.75	$30.72	—	—	—%	$—	$—	$—

2020	41	206,784	10.71%	$7,297,005	$35.29	$36.86	—	—	—%	$—	$—	$—
2021	40	278,039	14.41%	10,395,536	37.39	37.76	—	—	—%	—	—	—
2022	29	129,119	6.69%	5,032,474	38.98	39.97	—	—	—%	—	—	—
2023	24	159,790	8.28%	5,670,787	35.49	35.61	—	—	—%	—	—	—
2024	14	57,009	2.95%	1,895,111	33.24	31.60	—	—	—%	—	—	—
2025	10	99,911	5.18%	3,393,722	33.97	35.84	—	—	—%	—	—	—
2026	15	248,975	12.90%	9,213,309	37.00	37.72	—	—	—%	—	—	—
2027	6	206,626	10.71%	5,355,369	25.92	27.73	—	—	—%	—	—	—
2028	4	131,230	6.80%	3,812,665	29.05	29.92	—	—	—%	—	—	—
Thereafter	14	175,493	9.08%	5,662,992	32.27	32.31	—	—	—%	—	—	—
	217	1,930,101	100.00%	$65,493,737	$33.93	$34.38	—	—	—%	$—	$—	$—

	(1) Includes month to month holdover tenants that expired prior to June 30, 2019.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of June 30, 2019. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	42	Second Quarter 2019

ANNUAL LEASE EXPIRATIONS Retail Operating and Development / Redevelopment Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2019 (1)	2	9,900	3.02%	$3,982,165	$402.24	$330.76	2	5,805	2.20%	$290,917	$50.11	$163.38
2020	2	6,601	2.02%	861,976	130.58	226.58	—	—	—%	—	—	—
2021	—	—	—%	—	—	—	1	11,432	4.33%	4,003,809	350.23	159.06
2022	1	1,165	0.36%	209,556	179.88	299.00	2	50,808	19.23%	26,061,795	512.95	510.78
2023	3	9,825	3.00%	1,174,236	119.52	138.76	2	7,131	2.70%	1,639,404	229.90	350.00
2024	4	74,286	22.68%	17,965,132	241.84	245.75	1	7,793	2.95%	5,673,276	728.00	898.00
2025	3	33,944	10.36%	968,940	28.55	24.15	—	—	—%	—	—	—
2026	1	5,218	1.59%	3,605,952	691.06	537.00	3	69,206	26.20%	26,754,949	386.60	372.53
2027	1	1,358	0.41%	129,084	95.05	96.00	1	3,655	1.38%	692,879	189.57	158.00
2028	1	10,040	3.07%	4,100,004	408.37	408.37	—	—	—%	—	—	—
Thereafter	4	175,191	53.49%	10,777,436	61.52	70.84	3	108,328	41.01%	57,127,663	527.36	532.79
	22	327,528	100.00%	$43,774,481	$133.65	$137.40	15	264,158	100.00%	$122,244,692	$462.77	$462.93
Vacancy (5)		5,928				623.53		—				—
		333,456				$146.04		264,158				$462.93

Other Retail
2019 (1)	—	—	—%	$—	$—	$—	1	6,000	1.23%	$221,719	$36.95	$359.48
2020	6	11,565	1.91%	2,553,813	220.82	407.00	4	57,984	11.91%	3,399,435	58.63	121.28
2021	11	23,069	3.80%	2,979,987	129.18	162.89	5	5,995	1.23%	572,167	95.44	118.81
2022	10	121,564	20.04%	14,023,036	115.36	153.74	10	85,094	17.47%	20,938,227	246.06	276.40
2023	8	35,519	5.85%	5,548,235	156.20	154.68	6	24,613	5.05%	2,967,278	120.56	139.50
2024	6	27,730	4.57%	4,979,386	179.57	158.17	6	15,829	3.25%	3,438,033	217.20	210.72
2025	8	28,753	4.74%	7,578,539	263.57	274.00	2	946	0.19%	223,165	235.90	213.60
2026	5	12,677	2.09%	1,605,724	126.66	120.24	6	24,573	5.05%	9,818,718	399.57	393.83
2027	9	38,177	6.29%	5,328,122	139.56	155.74	7	22,008	4.52%	11,085,848	503.72	542.77
2028	9	36,611	6.03%	4,909,972	134.11	152.17	8	20,155	4.14%	4,084,953	202.68	195.68
Thereafter	32	271,017	44.68%	37,728,182	139.21	142.61	15	223,808	45.96%	16,151,205	72.17	75.36
	104	606,682	100.00%	$87,234,996	$143.79	$159.23	70	487,005	100.00%	$72,900,748	$149.69	$170.07
Vacancy (5)		28,165				380.67		43,185				232.17
		634,847				$169.05		530,190				$175.13

	(1) Includes month to month holdover tenants that expired prior to June 30, 2019.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of June 30, 2019. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	43	Second Quarter 2019

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	6/30/2019
1998 - 2018 Acquisitions
Mar-98	420 Lexington Avenue	Grand Central	100.0%	Operating Sublease	1,188,000	$78,000	83.0	93.0
May-98	711 3rd Avenue	Grand Central	100.0	Operating Sublease	524,000	65,600	79.0	97.0
Jun-98	440 9th Avenue	Penn Station	100.0	Fee Interest	339,000	32,000	76.0	N/A
Jan-99	420 Lexington Leasehold	Grand Central	100.0	Sub-leasehold	—	27,300	—	—
Jan-99	555 West 57th Street	Midtown West	65.0	Fee Interest	941,000	66,700	100.0	99.9
Aug-99	1250 Broadway	Penn Station	50.0	Fee Interest	670,000	93,000	96.5	N/A
Nov-99	555 West 57th Street	Midtown West	35.0	Fee Interest	—	34,100		99.9
Feb-00	100 Park Avenue	Grand Central	50.0	Fee Interest	834,000	192,000	96.5	78.6
Jun-01	317 Madison Avenue	Grand Central	100.0	Fee Interest	450,000	105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	94.9
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	90.9
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	82.2
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	92.7
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	84.2
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	97.1
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	100.0
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200		N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	96.0
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000		84.2
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	91.9
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	95.5
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	100.0
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	99.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	95.5
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	94.9
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	84.0
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	91.1
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	95.4
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	93.3
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	93.9
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	95.7
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	96.8
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	73.6
					43,502,923	$23,690,130
2019 Acquisitions
May-19	110 Greene Street	Soho	10.0%	Leasehold Interest	223,600	$256,500	93.3	93.3
					223,600	$256,500
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	44	Second Quarter 2019

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2000 - 2018 Sales
Feb-00	29 West 35th Street	Penn Station	100.0%	Fee Interest	78,000	$11,700	$150
Mar-00	36 West 44th Street	Grand Central	100.0	Fee Interest	178,000	31,500	177
May-00	321 West 44th Street	Times Square	35.0	Fee Interest	203,000	28,400	140
Nov-00	90 Broad Street	Financial	100.0	Fee Interest	339,000	60,000	177
Dec-00	17 Battery South	Financial	100.0	Fee Interest	392,000	53,000	135
Jan-01	633 Third Ave	Grand Central North	100.0	Fee Interest	40,623	13,250	326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	1.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	0.4	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	0.3	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	1.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
					26,505,219	$17,513,650	$661

2019 Sales
May-19	521 Fifth Avenue	Grand Central	50.5%	Fee Interest	460,000	$381,000	$828
					460,000	$381,000	$828

Supplemental Information	45	Second Quarter 2019

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	6/30/2019
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	85.8
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	94.4
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	87.0
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,198,100	$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Gross Asset Valuation ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
					3,355,200	$946,467	$282
2016 Sales
Mar-16	7 Renaissance Square	White Plains, New York	100.0%	Fee Interest	65,641	$21,000	$320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
					187,141	$62,000	$331
2017 Sales
Apr-17	520 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	180,000	$21,000	$117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
					1,100,600	$317,256	$288
2018 Sales
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0%	Fee Interest	178,000	$12,000	$67
Jun-18	Jericho Plaza	Jericho, New York	11.67	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
					1,358,000	$184,400	$136
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	46	Second Quarter 2019

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	6/30/2019
2005 - 2015 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	100.0
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	2 Herald Square (2)	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue (2)	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	94.5
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	90.9
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	92.7
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	97.7
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	100.0
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue (2)	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	86.5
Feb-15	Stonehenge Portfolio		100.0	Fee Interest	2,589,184	40,000	96.5	96.1
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	—
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
					12,164,472	$5,771,902
2016 Acquisitions
Mar-16	183 Broadway	Lower Manhattan	100.0%	Fee Interest	9,100	$28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	93.5
					936,458	$787,546
2018 Acquisitions
Jul-18	1231 Third Avenue	Upper East Side	100.0%	Fee Interest	38,992	$55,355	100.0	N/A
Oct-18	133 Greene Street	Soho	100.0	Fee Interest	6,425	30,999	100.0	100.0
Dec-18	712 Madison Avenue	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	100.0
					52,017	$144,350
2019 Acquisitions
Apr-19	106 Spring Street	Soho	100.0%	Fee Interest	5,928	$80,150	—	—
May-19	460 West 34th Street	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	76.3
					643,928	$520,150

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	47	Second Quarter 2019

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (1)	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
					6,883,021	$4,078,360	$593
2016 Sales
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0%	Fee Interest	66,611	$55,000	$826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
					1,127,593	$874,000	$775
2017 Sales
Apr-17	102 Greene Street	Soho	90.0%	Fee Interest	9,200	$43,500	$4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
					18,400	$87,000	$4,728

2018 Sales
Apr-18	175-225 Third Street	Brooklyn, New York	95.0%	Fee Interest	—	$115,000	$—
June-18	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Upper East Side	Various	Fee Interest	—	143,800	—
					241,540	$776,800	$3,216
2019 Sales
Jan-19	131-137 Spring Street	Soho	20.0	Fee Interest	68,342	216,000	3,161
					68,342	$216,000	$3,161

(1) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

Supplemental Information	48	Second Quarter 2019

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Andrew Mathias	Neil H. Kessner
President	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	David M. Schonbraun
Co-Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Isaac Zion
Co-Chief Investment Officer
Steven M. Durels
Executive Vice President, Director of	Maggie Hui
Leasing and Real Property	Chief Accounting Officer

Supplemental Information	49	Second Quarter 2019

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and amortization of acquired above and below-market leases, net from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and our reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating our properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	50	Second Quarter 2019

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018

Net income attributable to SL Green common stockholders	$161,103	$103,556	$204,895	$205,322
Add:
Depreciation and amortization	69,461	67,914	137,804	137,302
Joint venture depreciation and noncontrolling interest adjustments	49,903	47,308	97,528	95,314
Net income attributable to noncontrolling interests	6,172	5,759	8,687	11,229
Less:
(Loss) gain on sale of real estate, net	—	(14,790)	(1,049)	8,731
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	59,015	72,025	76,181	65,585
Purchase price and other fair value adjustment	67,631	11,149	65,590	(11,149)
Depreciation on non-rental real estate assets	746	584	1,453	1,150
FFO attributable to SL Green common stockholders and noncontrolling interests	$159,247	$155,569	$306,739	$313,259

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018

Net income (loss)	$173,741	$52,769	$(58,320)	$99,454	$115,899
Interest expense, net of interest income	47,160	50,525	51,974	55,168	53,611
Amortization of deferred financing costs	2,712	2,742	2,695	2,630	3,546
Income taxes	680	770	964	168	1,092
Depreciation and amortization	69,461	68,343	71,458	70,747	67,914
Loss on sale of real estate	—	1,049	36,984	2,504	14,790
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	(59,015)	(17,166)	(167,445)	(70,937)	(72,025)
Purchase price and other fair value adjustments	(67,631)	2,041	—	3,057	(11,149)
Depreciable real estate reserve	—	—	220,852	6,691	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	88,159	89,160	85,786	82,060	86,089
EBITDAre	$255,267	$250,233	$244,948	$251,542	$259,767

Supplemental Information	51	Second Quarter 2019

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018

Net income	$173,741	$115,899	$226,510	$229,722
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	(59,015)	(72,025)	(76,181)	(65,585)
Purchase price and other fair value adjustments	(67,631)	(11,149)	(65,590)	(60,442)
Loss (gain) on sale of real estate, net	—	14,790	1,049	(8,731)
Depreciation and amortization	69,461	67,914	137,804	137,302
Interest expense, net of interest income	47,160	53,611	97,685	101,527
Amortization of deferred financing costs	2,712	3,546	5,454	7,083
Operating income	166,428	172,586	326,731	340,876

Equity in net loss (income) from unconsolidated joint ventures	7,546	(4,702)	12,780	(8,738)
Marketing, general and administrative expense	25,480	22,479	51,459	46,007
Transaction related costs, net	261	348	316	510
Investment income	(51,618)	(49,273)	(101,649)	(94,563)
Non-building revenue	(7,268)	(9,397)	(16,413)	(14,176)
Net operating income (NOI)	140,829	132,041	273,224	269,916

Equity in net (loss) income from unconsolidated joint ventures	(7,546)	4,702	(12,780)	8,738
SLG share of unconsolidated JV depreciation and amortization	48,176	47,565	96,304	95,184
SLG share of unconsolidated JV interest expense, net of interest income	38,281	36,670	77,688	72,450
SLG share of unconsolidated JV amortization of deferred financing costs	1,591	1,752	3,159	3,425
SLG share of unconsolidated JV investment income	(476)	(1,708)	(2,703)	(4,794)
SLG share of unconsolidated JV non-building revenue	(1,215)	(1,147)	(1,926)	(2,148)
NOI including SLG share of unconsolidated JVs	219,640	219,875	432,966	442,771

NOI from other properties/affiliates	(7,951)	(14,705)	(17,493)	(35,586)
Same-Store NOI	211,689	205,170	415,473	407,185

Operating lease straight-line adjustment	514	524	1,028	1,048
Joint Venture operating lease straight-line adjustment	208	258	465	516
Straight-line and free rent	(3,487)	(1,482)	(3,563)	(3,580)
Amortization of acquired above and below-market leases, net	(922)	(1,238)	(1,868)	(2,921)
Joint Venture straight-line and free rent	(14,641)	(4,972)	(30,027)	(11,099)
Joint Venture amortization of acquired above and below-market leases, net	(4,248)	(3,815)	(8,510)	(7,550)
Same-store cash NOI	$189,113	$194,445	$372,998	$383,599

Supplemental Information	52	Second Quarter 2019

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Derek Johnston	(904) 520-4973	derek.johnston@db.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Jonathan Peterson	(212) 284-2300	jpeterson@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Scotiabank	Nick Yulico	(212) 225 6904	nicholas.yulico@scotiabank.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	53	Second Quarter 2019